As filed with the Securities and Exchange Commission on March 2, 1998

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________


                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )


                  Post-Effective Amendment No. 43 ( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )


                          Amendment No. 45 ( X )


                       (Check appropriate box or boxes)

                                  __________


                              GOLDMAN SACHS TRUST

              (Exact name of registrant as specified in charter)


                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400
                                 ____________


Michael J. Richman, Esq.                   Copies to:
Goldman, Sachs & Co.                       Jeffrey A. Dalke, Esq.
85 Broad Street - 12th Floor               Drinker Biddle & Reath LLP
New York, New York 10004                   1345 Chestnut Street
                                           Philadelphia, PA 19107

(Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)

(X)  On May 1, 1998 pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
( )  On (date) pursuant to paragraph (a)(2) of rule 485.


Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2. Prior to March 31, 1998 Registrant intends to file a Rule 24f-2 notice on behalf of its money market funds for their fiscal year ended December 31, 1997.

                              GOLDMAN SACHS TRUST
                   GOLDMAN SACHS Institutional Liquid Assets
                            Cash Management Shares

                                 ---------------


                             CROSS REFERENCE SHEET
                           (as required by Rule 481)



PAGE A                                  CAPTION
------                                  -------


Goldman Sachs Money Market Funds
--------------------------------

Goldman Sachs Prime Obligations Portfolio, Goldman Sachs Money Market Portfolio, Goldman Sachs Government Portfolio, Goldman Sachs Government Tax-Exempt Diversified Portfolio, Goldman Sachs Tax-Exempt California Portfolio and Goldman Sachs Tax-Exempt New York Portfolio



1.    Cover Page                        Cover Page

2.    Synopsis                          Unitholder and Portfolio Expenses

3.    Condensed Financial
      Information                       Not Applicable

4.    General Description of            Cover Page; An Introduction to the
      Registrant                        Portfolios; Investment Policies Matrix;
                                        Description of Securities and Investment
                                        Techniques; Investment Limitations;
                                        Organization and Units of the Portfolios

5.    Management of the Fund            Management

6.    Capital Stock and Other           Organization and Units of the
      Securities                        Portfolios; Taxes; Additional
                                        Services; Distributions

7.    Purchase of Securities            Purchase of Units; Net Asset Value;
      Being Offered                     Additional Services

8.    Redemption or Repurchase          Redemption of Units; Additional
                                        Services

9.    Pending Legal Proceedings         Not Applicable

PART B                                  CAPTION
-------                                 -------

10.   Cover Page                        Cover Page

11.   Table of Contents                 Table of Contents

12.   General Information and           Organization and Capitalization
      History

13.   Investment Objectives and         Investment Policies and Practices
      Policies                          of the Portfolios; Investment
                                        Limitations

14.   Management of the                 The Adviser, Distributor and
      Registrant                        Transfer Agent

15.   Control Persons and               Organization and Capitalization
      Principal Holders of
      Securities

16.   Investment Advisory and           The Adviser, Distributor and
      Other Services                    Transfer Agent

17.   Brokerage Allocation and          Portfolio Transactions
      Other Securities

18.   Capital Stock and Other           Organizations and Capitalization
      Securities

19.   Purchase, Redemption and          The Adviser, Distributor and
      Pricing of Securities             Transfer Agent; Net Asset Value;
      Being Offered                     Redemptions; Service and
                                        Distribution Plans

20.   Tax Status                        Tax Information

21.   Underwriters                      The Advisor, Distributor and
                                        Transfer Agent

22.   Calculation of Performance        Calculation of Yield Quotations
      Data

23.   Financial Statements              Not Applicable


PART C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                       GOLDMAN SACHS MONEY MARKET FUNDS
                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                          CASH MANAGEMENT SHARES
                               4900 Sears Tower
                            Chicago, Illinois 60606

  Goldman Sachs Trust (the "Trust") is a no-load, open-end, management investment company (a "mutual fund") which includes the Goldman Sachs-- Institutional Liquid Assets portfolios (the "Portfolios"). This Prospectus relates only to the offering of Cash Management shares of beneficial interest ("Cash Management Shares") of the Portfolios. Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co., serves as each Portfolio's investment adviser. Goldman, Sachs & Co. serves as each Portfolio's distributor and transfer agent.
  The following Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. These Portfolios may invest in diversified portfolios of the following types of instruments:
  Prime Obligations Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements.
  Money Market Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, U.S. dollar denominated obligations of U.S. and foreign banks, U.S. dollar denominated commercial paper and other short-term obligations of U.S. and foreign companies, foreign governments, states, municipalities and other entities, and repurchase agreements.

  Government Portfolio. Securities of the U.S. Government, its agencies, authorities and instrumentalities, and repurchase agreements relating to such securities.

  The following Portfolios seek to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio, exempt from California state and New York state and city personal income taxes, respectively, by investing primarily in municipal instruments. The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in securities issued by or on behalf of California and New York municipal issuers and therefore investment in such Portfolios may be riskier than other types of money market funds. These Portfolios may invest in the following types of instruments:
  Tax-Exempt Diversified Portfolio. A diversified portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia.
  Tax-Exempt California Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal and California state income taxes.
  Tax-Exempt New York Portfolio. A non-diversified portfolio consisting primarily of municipal obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and other obligations that are exempt from federal, New York State and New York City personal income taxes.

  AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION............ Goldman Sachs Funds--Toll Free: 800-621-2550

This Prospectus provides you with information about the Portfolios that you should know before investing in Cash Management Shares. It should be read and retained for future reference. If you would like more detailed information, the Statement of Additional Information dated May 1, 1998, as amended or supplemented from time to time, is available upon request without charge from Service Organizations, as defined herein, or by calling the telephone number listed above or by writing Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all Portfolios are available in certain states. Please call the phone number listed above to determine availability in your state. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional
Information and other information regarding the Trust.
-------------------------------------------------------------------------------

CASH MANAGEMENT SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is May 1, 1998.

                       UNITHOLDER AND PORTFOLIO EXPENSES

                          CASH MANAGEMENT SHARES

                                                              TAX-        TAX-      TAX-
                             PRIME      MONEY                EXEMPT      EXEMPT    EXEMPT
                          OBLIGATIONS  MARKET   GOVERNMENT DIVERSIFIED CALIFORNIA NEW YORK
                           PORTFOLIO  PORTFOLIO PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
                          ----------- --------- ---------- ----------- ---------- ---------
UNITHOLDER TRANSACTION
EXPENSES
 Maximum Sales Charge
 Imposed on Purchases...     None       None       None       None        None      None
 Sales Charge Imposed on
 Reinvested
 Distributions..........     None       None       None       None        None      None
 Deferred Sales Load
 Imposed on Redemptions.     None       None       None       None        None      None
 Exchange Fee...........     None       None       None       None        None      None
ANNUAL OPERATING
EXPENSES (1)
 (as a percentage of
 average daily net
 assets)
 Management Fees (after
 limitations) (2).......     0.35%      0.34%      0.35%      0.26%       0.35%     0.27%
 Distribution (Rule 12b-
 1) Fees (after
 applicable liabilities)
 (3)....................     0.07%      0.07%      0.07%      0.07%       0.07%     0.07%
 Other Expenses
  Service Fees..........     0.50%      0.50%      0.50%      0.50%       0.50%     0.50%
  Other Expenses (after
  expense limitation)
  (4)...................     0.08%      0.06%      0.08%      0.06%       0.07%     0.06%
                             ----       ----       ----       ----        ----      ----
TOTAL OPERATING EXPENSES
(5).....................     1.00%      0.97%      1.00%      0.89%       0.99%     0.90%
                             ====       ====       ====       ====        ====      ====

EXAMPLE OF EXPENSES

  You would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
     Prime Obligations Portfolio................  $10     $32     N/A     N/A
     Money Market Portfolio.....................  $10     $31     N/A     N/A
     Government Portfolio.......................  $10     $32     N/A     N/A
     Tax-Exempt Diversified Portfolio...........   $9     $28     N/A     N/A
     Tax-Exempt California Portfolio............  $10     $32     N/A     N/A
     Tax-Exempt New York Portfolio..............   $9     $29     N/A     N/A

--------
(1) Based on estimated amounts for the current fiscal year.

(2) The Investment Adviser has voluntarily agreed that a portion of the management fee would not be imposed on the Money Market, Tax-Exempt Diversified and Tax-Exempt New York Portfolios equal to .01%, .09% and .08%, respectively. Without such limitation, management fees for each Portfolio would be 0.35%.

(3) Goldman Sachs has voluntarily agreed not to impose a portion of the distribution fee for each Portfolio equal to .43%. Without such voluntary waivers, distribution fees for each Portfolio would be .50%.

(4) The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, fees payable to Service Organizations, as defined herein, distribution fees, taxes, interest and brokerage and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.08% of the Prime Obligations and Government Portfolios and 0.07% of the Tax-Exempt California Portfolio's average daily net assets and 0.06% of each other Portfolio's average daily net assets.

(5) Without the limitations described above, "Other Expenses" and "Total Operating Expenses" of the Portfolios for the current fiscal year are estimated to be as follows:

                                                         OTHER   TOTAL OPERATING
                                                        EXPENSES    EXPENSES
                                                        -------- ---------------
   Prime Obligations Portfolio.........................  0.08%        1.43%
   Money Market Portfolio..............................  0.07%        1.42%
   Government Portfolio................................  0.08%        1.43%
   Tax-Exempt Diversified Portfolio....................  0.06%        1.41%
   Tax-Exempt California Portfolio.....................  0.07%        1.42%
   Tax-Exempt New York Portfolio.......................  0.08%        1.43%

  The information set forth in the foregoing table and hypothetical example relates only to Cash Management Shares of the Portfolios. The Portfolios also offer ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units (Prime Obligations only). The other classes of the Portfolios are sub-ject to different fees and expenses (which affect performance) and are enti-tled to different services. Information regarding any other class of the Port-folios may be obtained from your sales representative or from Goldman Sachs by calling the number on the front cover of this Prospectus.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Cash Management Shares in connection with their custom-ers' accounts. Due to the distribution and service fees, a long-term share-holder may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules regarding investment companies. See "Additional Services." Such fees, if any, may affect the return such customers realize with respect to their investments.

  The purpose of the foregoing table is to assist investors in understanding the various fees and expenses of a Portfolio that an investor will bear di-rectly or indirectly. The information on fees and expenses included in the ta-ble and the hypothetical example above are based on each Portfolio's estimated fees and expenses and should not be considered as representative of past or future expenses. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, a Portfo-lio's actual performance will vary and may result in an actual return greater or less than 5%. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following data with respect to a unit (of the class specified) of the Prime Obligations, Money Market, Government, Tax-Exempt Diversified, Tax-Ex-empt California and Tax-Exempt New York Portfolios outstanding during the pe-
riods indicated have been audited by         , independent auditors, as indi-
cated in their report incorporated by reference and attached to the Statement of Additional Information from the annual report to unitholders for the fiscal year ended December 31, 1997 (the "Annual Report"), and should be read in con-junction with the financial statements and related notes incorporated by ref-erence and attached to the Statement of Additional Information. During the pe-riods shown, the Trust did not offer Cash Management Shares of any of the Portfolios.

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Data for a Unit Outstanding Throughout Each Period
Prime Obligations Portfolio

--------------------------------------------------------------------------------

                       INCOME FROM INVESTMENT OPERATIONS
                      -----------------------------------
                                     NET                                                                   RATIO OF NET    NET
            NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
            VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO     END OF
            BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
            OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)
                ---------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
                RATIOS ASSUMING NO
              WAIVER OF FEES AND NO
               EXPENSE LIMITATIONS
            -------------------------
                         RATIO OF NET
            RATIO OF NET  INVESTMENT
             EXPENSES     INCOME TO
             TO AVERAGE  AVERAGE NET
             NET ASSETS     ASSETS
                ---------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Money Market Portfolio

--------------------------------------------------------------------------------

                       INCOME FROM INVESTMENT OPERATIONS
                      -----------------------------------
                                                                                                           RATIO OF NET    NET
            NET ASSET            NET REALIZED    TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
            VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO     END OF
            BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
            OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)
                       --------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
               RATIOS ASSUMING NO
              WAIVER OF FEES AND NO
               EXPENSE LIMITATIONS
            -------------------------
                         RATIO OF NET
            RATIO OF NET  INVESTMENT
            EXPENSES TO   INCOME TO
            AVERAGE NET  AVERAGE NET
               ASSETS       ASSETS
                       --------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Government Portfolio

--------------------------------------------------------------------------------

                INCOME FROM INVESTMENT OPERATIONS
               -----------------------------------
                              NET                                                                  RATIO OF NET    NET
     NET ASSET              REALIZED      TOTAL                   NET ASSET           RATIO OF NET  INVESTMENT  ASSETS AT
     VALUE AT     NET       GAIN ON    INCOME FROM                VALUE AT            EXPENSES TO   INCOME TO     END OF
     BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL   AVERAGE NET  AVERAGE NET    PERIOD
     OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN(A)    ASSETS       ASSETS    (IN 000'S)
                 ------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
         RATIOS ASSUMING NO
       WAIVER OF FEES AND NO
        EXPENSE LIMITATIONS
     -------------------------
                  RATIO OF NET
     RATIO OF NET  INVESTMENT
     EXPENSES TO   INCOME TO
     AVERAGE NET  AVERAGE NET
        ASSETS       ASSETS
                 ------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt Diversified Portfolio

--------------------------------------------------------------------------------

                 INCOME FROM INVESTMENT OPERATIONS
               -------------------------------------
                               NET                                                                    RATIO OF NET    NET
     NET ASSET               REALIZED       TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
     VALUE AT     NET     GAIN (LOSS) ON INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO     END OF
     BEGINNING INVESTMENT   INVESTMENT   INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
     OF PERIOD   INCOME    TRANSACTIONS  OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)
                     -------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
        RATIOS ASSUMING NO
       WAIVER OF FEES AND NO
        EXPENSE LIMITATIONS
     -------------------------
                  RATIO OF NET
     RATIO OF NET  INVESTMENT
     EXPENSES TO   INCOME TO
     AVERAGE NET  AVERAGE NET
        ASSETS       ASSETS
                     -------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt California Portfolio

--------------------------------------------------------------------------------

                             INCOME FROM INVESTMENT OPERATIONS
                          ---------------------------------------
                              NET                                                                   RATIO OF NET    NET
     NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
     VALUE AT     NET       LOSS ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO     END OF
     BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
     OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)
                      -----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
        RATIOS ASSUMING NO
       WAIVER OF FEES AND NO
        EXPENSE LIMITATIONS
     -------------------------
                  RATIO OF NET
     RATIO OF NET  INVESTMENT
     EXPENSES TO   INCOME TO
     AVERAGE NET  AVERAGE NET
        ASSETS       ASSETS
                      -----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

Goldman Sachs Trust--Institutional Liquid Assets
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Selected Data for a Unit Outstanding Throughout Each Period
Tax-Exempt New York Portfolio

--------------------------------------------------------------------------------

                       INCOME FROM INVESTMENT OPERATIONS
                      -----------------------------------
                                     NET                                                                   RATIO OF NET    NET
            NET ASSET              REALIZED      TOTAL                   NET ASSET            RATIO OF NET  INVESTMENT  ASSETS AT
            VALUE AT     NET       LOSS ON    INCOME FROM                VALUE AT             EXPENSES TO   INCOME TO     END OF
            BEGINNING INVESTMENT  INVESTMENT  INVESTMENT  DISTRIBUTIONS     END      TOTAL    AVERAGE NET  AVERAGE NET    PERIOD
            OF PERIOD   INCOME   TRANSACTIONS OPERATIONS  TO UNITHOLDERS OF PERIOD RETURN (A)    ASSETS       ASSETS    (IN 000'S)
                      ----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------
                RATIOS ASSUMING NO
              WAIVER OF FEES AND NO
               EXPENSE LIMITATIONS
            -------------------------
                         RATIO OF NET
            RATIO OF NET  INVESTMENT
            EXPENSES TO   INCOME TO
            AVERAGE NET  AVERAGE NET
               ASSETS       ASSETS
                      ----------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------

                       AN INTRODUCTION TO THE PORTFOLIOS

  THE TRUST: The Trust is a no-load, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Invest-ment Company Act"). Each Portfolio is a separate pool of assets which pursues its investment objective through separate investment policies, as described below.

  THE ADVISER: Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' invest-ment adviser (the "Adviser" or "GSAM").

  THE DISTRIBUTOR: Goldman Sachs, which serves as the Portfolios' distributor and transfer agent, is one of the largest international investment banking and brokerage firms in the United States.

  THE INVESTORS: The Portfolios are designed for investors seeking a high rate of return, a stable net asset value and convenient liquidation privileges. The Portfolios are particularly suitable for banks, corporations and other finan-cial institutions that seek investment of short-term funds for their own ac-counts or for the accounts of their customers.

  THE PORTFOLIOS: Each Portfolio's securities are valued by the amortized cost method as permitted by a rule ("Rule 2a-7") of the Securities and Exchange Commission ("SEC"). Under such rule, each Portfolio may invest only in securi-ties that are determined to present minimal credit risk and meet certain other criteria.

    TAXABLE PORTFOLIOS: Prime Obligations, Money Market and Government Port-folios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAXABLE PORTFOLIOS: To seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. Each investor should consult his or her tax adviser to determine whether distributions from any Portfolio that may hold certain U.S. Treasury Obligations and U.S. Government Securities, the interest from which is generally exempt from state taxation, are exempt from state income taxation in the investor's own state.

    TAX-EXEMPT PORTFOLIOS: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

    INVESTMENT OBJECTIVES AND POLICIES FOR TAX-EXEMPT PORTFOLIOS: To seek to provide unitholders, to the extent consistent with the preservation of cap-ital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in Municipal Instruments, as defined herein. In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide unitholders with income exempt from Cali-fornia state and New York state and city personal income taxes, respective-ly.

  NET ASSET VALUE: Each Portfolio seeks to maintain a stable net asset value of $1.00 per unit.

  MAXIMUM REMAINING MATURITY OF PORTFOLIO INVESTMENTS: Thirteen months at the time of purchase.

  DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY ("WAM"): Not more than ninety days as required by Rule 2a-7.

  FIRST TIER SECURITIES: Each Portfolio may purchase securities which are rated (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) in the highest short-term rating category by at least two NRSROs (as defined below), or if only one NRSRO has assigned a rating, by that NRSRO. U.S. Government Securities as de-fined herein are considered First Tier Securities.

  SECOND TIER SECURITIES: The Tax-Exempt Portfolios may purchase securities which are not First Tier Securities but which are rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has as-signed a rating, by that NRSRO. The Taxable Portfolios will not invest in a security which is a Second Tier Security at the time of purchase.

  UNRATED SECURITIES: To the extent permitted by Rule 2a-7, unrated securities may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Portfolio may purchase Second Tier Securi-ties, comparable in quality to Second Tier Securities.

  NRSROS: Nationally Recognized Statistical Rating Organizations include Stan-dard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Lim-ited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see Appendix A to the Statement of Ad-ditional Information.

                           INVESTMENT POLICIES MATRIX

                                                                                SHORT-TERM
                                                                              OBLIGATIONS OF               ASSET-BACKED &
                     US          US                                            CORPORATIONS                 RECEIVABLES-
                  TREASURY   GOVERNMENT        BANK           COMMERCIAL         AND OTHER      REPURCHASE     BACKED
   PORTFOLIO     OBLIGATIONS SECURITIES    OBLIGATIONS          PAPER            ENTITIES       AGREEMENTS  SECURITIES+
-------------------------------------------------------------------------------------------------------------------------
Prime
 Obligations         [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                        U.S. banks Only                    U.S. entities only
-------------------------------------------------------------------------------------------------------------------------
Money Market
                     [_]          [_]           [_]              [_]                [_]                 [_]           [_]
                                         Over 25% of total  U.S. and         U.S. and foreign
                                         assets must be     foreign (US$)    (US$) entities
                                         invested in U.S.   commercial paper
                                         and Foreign
                                         (US$) Banks
-------------------------------------------------------------------------------------------------------------------------
Government           [_]         [_]                                                                   [_]
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Diversified                                                  [_]
                                                           Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 California                                                   [_]
                                                           Tax-exempt only
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt New
 York                                                         [_]
                                                           Tax-exempt only
                   FOREIGN
                 GOVERNMENT
                 OBLIGATIONS
   PORTFOLIO        (US$)
-----------------------------
Prime
 Obligations
-----------------------------
Money Market        [_]


-----------------------------
Government
-----------------------------
Tax-Exempt
 Diversified
-----------------------------
Tax-Exempt
 California
-----------------------------
Tax-Exempt New
 York

  Note: See "Description of Securities and Investment Techniques" for a de-scription of, and certain criteria applicable to, each of these categories of investments.
  + To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of NRSROs.


                                                                                          SUMMARY
                                                                                             OF
   TAXABLE              TAX-EXEMPT                  CREDIT     INVESTMENT   UNRATED     TAXATION FOR
  MUNICIPALS            MUNICIPALS                QUALITY****  COMPANIES   SECURITIES  DISTRIBUTIONS*   MISCELLANEOUS
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10% of            Taxable federal
                                                   Tier       total assets            and state**
                                                              in other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
      [_]                                                          [_]         [_]
                                                   First      Up to 10%              Taxable federal  May invest in
                                                   Tier       of total               and state**      obligations of
                                                              assets in                               the
                                                              other                                   International
                                                              investment                              Bank for
                                                              companies                               Reconstruction
                                                                                                      and Development
----------------------------------------------------------------------------------------------------------------------
                                                                 [_]
                                                   First      Up to 10%              Taxable federal
                                                   Tier       of total               and state**
                                                              assets in
                                                              other
                                                              investment
                                                              companies
----------------------------------------------------------------------------------------------------------------------
                       [_]                                         [_]        [_]
                    At least 80% of net assets     First or   Up to 10%              Tax-exempt       May (but does
                    in Municipal Instruments       Second     of total               federal and      not currently
                    (except in extraordinary       Tier       assets in              taxable          intend to)
                    circumstances)                            other                  state***         invest up to
                                                              investment                              20% in AMT
                                                              companies                               securities and
                                                                                                      may temporarily
                                                                                                      invest in the
                                                                                                      taxable money
                                                                                                      market
                                                                                                      instruments
                                                                                                      described
                                                                                                      herein
----------------------------------------------------------------------------------------------------------------------
                        [_]                                      [_]         [_]
                                                   First or   Up to 10%              Tax-exempt       May (but does
                    At least 80% of net assets     Second     of total                federal and      not currently
                    in Municipal Instruments and   Tier       assets in               California       intend to)
                    at least 65% of its total                 other                   State            invest up to
                    assets must be invested in                investment                               20% in AMT
                    California Instruments                    companies                                securities and
                    (except in extraordinary                                                           may temporarily
                    circumstances)                                                                     invest in the
                                                                                                       taxable money
                                                                                                       market
                                                                                                       instruments
                                                                                                       described
                                                                                                       herein
----------------------------------------------------------------------------------------------------------------------
                       [_]                                       [_]         [_]
                    At least 80% of net assets     First or   Up to 10%              Tax-exempt       May invest up
                    in Municipal Instruments and   Second     of total               federal, New     to 20% in AMT
                    at least 65% of its total      Tier       assets in              York State and   securities and
                    assets must be invested in                other                  New York City    may temporarily
                    New York Instruments (except              investment                              invest in the
                    in                                        companies                               taxable money
                    extraordinary circumstances)                                                      market
                                                                                                      instruments
                                                                                                      described
                                                                                                      herein

   * See "Taxes" below for an explanation of the tax consequences summarized in the table above.
  ** Taxable in many states except for distributions from U.S. Treasury obliga-tion interest income and certain U.S. Government securities interest in-come.
 *** Taxable except for distributions from interest on obligations of an in-
     vestor's state of residence in certain states.
**** To the extent permitted by Rule 2a-7, a Portfolio holding a security fully supported by a guarantee may substitute the credit quality of the guaran-tee in determining the credit quality of the security.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. TREASURY OBLIGATIONS

  "U.S. Treasury Obligations" are securities issued or guaranteed by the U.S. Treasury, payments of principal and interest on which are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT SECURITIES

  "U.S. Government Securities" are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unlike U.S. Treasury Obligations, securities issued or guaranteed by U.S. Government agen-cies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide finan-cial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may include zero coupon bonds. Such bonds may be purchased when yields are attractive.

  Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include (a) secu-rities for which the payment of principal and interest is backed by an irrevo-cable letter of credit issued by the U.S. Government, its agencies, authori-ties or instrumentalities and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

  Each Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

CUSTODIAL RECEIPTS

  Each Portfolio (other than Government Portfolio) may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custo-dial receipts are not considered obligations of the U.S. Government.

U.S. AND FOREIGN BANK OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "U.S. Bank Obligations" limited to securities issued or guaranteed by U.S. banks (includ-ing certificates of deposit, commercial paper, unsecured bank promissory notes and bankers' acceptances) which have more than $1 billion in total assets at the time of purchase. Such obligations may also include debt obligations is-sued by U.S. subsidiaries of such banks.

  The Money Market Portfolio may also invest in "Foreign Bank Obligations" limited to U.S. dollar denominated obligations issued or guaranteed (including fixed time deposits) by foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks hav-ing more than $1 billion in total assets at the time of purchase. Such bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

  The Money Market Portfolio will invest more than 25% of its total assets in bank obligations (whether foreign or domestic), including bank commercial pa-per. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obliga-tions. As a result, the Portfolio may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the man-ner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included deregulation of inter-est rates, increased competition from other types of financial institutions, increased acquisition activity, geographic expansion and, during the late 1980's, an increased number of bank failures. Banks may be particularly sus-ceptible to certain economic factors, such as interest rate changes and ad-verse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. See "Foreign Government Obligations--Foreign Risks" be-low.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS

  The Prime Obligations and Money Market Portfolios may invest in "Commercial Paper" (including variable amount master demand notes and asset-backed commer-cial paper) which is payable in U.S. dollars and is issued or guaranteed by U.S. corporations, U.S. commercial banks, foreign corporations (Money Market Portfolio only), foreign commercial banks (Money Market Portfolio only) or other entities. In addition, the Portfolios may invest in other short-term ob-ligations (including short-term funding agreements) payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (Money Market Portfolio only) or other entities.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Portfolios may invest in "Asset-Backed and Receivables-Backed Securities" which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present. To the extent consistent with its investment objectives and policies, each of the Prime Obligations and Money Market Portfolios may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

FOREIGN GOVERNMENT OBLIGATIONS

  The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a for-eign government or entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Money Mar-ket Portfolio may not invest more than 25% of its total assets in the securi-ties of any one foreign government.

  FOREIGN RISKS. Investments in foreign securities and bank obligations may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authori-ties, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

MUNICIPAL OBLIGATIONS

  MUNICIPAL INSTRUMENTS: Obligations issued by or on behalf of states, terri-tories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes.

  CALIFORNIA INSTRUMENTS: Obligations issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California state personal income tax.

  NEW YORK INSTRUMENTS: Obligations issued by or on behalf of the State of New York and its political subdivisions, agencies and instrumentalities and the governments of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from New York state and New York city personal income tax.

TYPES OF MUNICIPAL, CALIFORNIA AND NEW YORK INSTRUMENTS:

                        TAX-                 TAX-
                        EXEMPT DIVERSIFIED   EXEMPT CALIFORNIA    TAX-EXEMPT NEW YORK
                        PORTFOLIO            PORTFOLIO            PORTFOLIO
--------------------------------------------------------------------------------------
  FIXED RATE NOTES AND  In highest short-    In one of the two    In one of the two
  SIMILAR DEBT          term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  VARIABLE AND          In highest short-    In one of the two    In one of the two
  FLOATING RATE DEMAND  term or one of the   highest short-term   highest short-term
  INSTRUMENTS           two highest long-    or long-term rating  or long-term rating
                        term rating          categories           categories
                        categories
--------------------------------------------------------------------------------------
  TAX-EXEMPT            In highest rating    In one of the two    In one of the two
  COMMERCIAL PAPER      category             highest rating       highest rating
                                             categories           categories
--------------------------------------------------------------------------------------
  MUNICIPAL BONDS       In one of the two    In one of the two    In one of the two
                        highest rating       highest rating       highest rating
                        categories           categories           categories
--------------------------------------------------------------------------------------
  UNRATED NOTES,        Determined to be of  Determined to be of  Determined to be of
  PAPER, BONDS AND      comparable quality   comparable quality   comparable quality
  OTHER INSTRUMENTS     by Adviser pursuant  by Adviser pursuant  by Adviser pursuant to criteria approved to criteria approved to criteria approved
                        by the Trustees      by the Trustees      by the Trustees

  As a matter of fundamental policy, at least 80% of each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolio's net as-sets will ordinarily be invested in Municipal Instruments, except in extraor-dinary circumstances. In addition, as a matter of fundamental policy, at least 65% of each of the Tax-Exempt California and Tax-Exempt New York Portfolio's total assets will be invested in California and New York Instruments, respec-tively, except in extraordinary circumstances. Each Tax-Exempt Portfolio may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in Municipal Instruments that are not California or New York Instruments, respectively, when acceptable Cal-ifornia and New York Instruments are not available or when the Adviser be-lieves that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Portfolio. The Tax-Exempt California and Tax-Ex-empt New York Portfolios' distributions of interest from Municipal Instruments other than California and New York Instruments, respectively, may be subject to California and New York state and New York city personal income taxes, re-spectively.

  The Prime Obligations and Money Market Portfolios may invest in short-term obligations issued or guaranteed by state and municipal governments when yields on such securities are attractive compared to other taxable invest-ments.

  MUNICIPAL NOTES AND BONDS. Municipal notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs"), bond anticipation notes ("BANs"), tax and revenue anticipation notes ("TRANs") and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing munici-pality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority's obligations. Industrial development bonds (generally referred to under current tax law as "private activity bonds") are a specific type of rev-enue bond backed by the credit and security of a private user and therefore have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

  TENDER OPTION BONDS. A tender option bond is a Municipal Instrument (gener-ally held pursuant to a custodial arrangement) having a relatively long matu-rity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other finan-cial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the in-stitution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the dif-ference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the pre-vailing short-term, tax-exempt rate. However, an institution will not be obli-gated to accept tendered bonds in the event of certain defaults or a signifi-cant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Portfolio's average portfolio maturity. There is a risk that a Portfolio will not be considered the owner of a tender option bond for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax.

  REVENUE ANTICIPATION WARRANTS. Revenue Anticipation Warrants ("RAWs") are issued in anticipation of the issuer's receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer's payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate ob-ligations usually have demand features that permit the Portfolios to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets a Portfolio's quality standards, the Portfolio will, to the extent permitted by Rule 2a-7, look to the creditworthiness of the party providing unconditional demand fea-tures or other unconditional obligations to support the credit of the issuer of the security. A Portfolio may consider the maturity of a variable or float-ing rate Municipal Instrument to be shorter than its ultimate stated maturity if the Portfolio has the right to demand prepayment of its principal at speci-fied intervals prior to the security's ultimate stated maturity, subject to the conditions for using amortized cost valuation under the Investment Company Act. A Portfolio may purchase such variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

  INDUSTRIAL DEVELOPMENT BONDS. The Portfolios (other than the Government Portfolio) may invest in industrial development bonds (generally referred to under current tax law as "private activity bonds"), the interest from which would be an item of tax preference when distributed as "exempt-interest divi-dends" to unitholders under the federal alternative minimum tax. See "Taxes" and "Distributions." The Tax-Exempt New York Portfolio may invest up to 20% of its net assets in private activity bonds. The Tax-Exempt Diversified and Tax-Exempt California Portfolios do not currently intend to invest in such bonds. If such policy should change in the future, unitholders would be notified and such investments would not exceed 20% of each Portfolio's net assets.

  OTHER POLICIES. Ordinarily, the Tax-Exempt Portfolios expect that 100% of their portfolio securities will be Municipal Instruments. However, the Portfo-lios may hold cash or invest in short-term taxable securities as set forth above. Such Portfolios may invest 25% or more of the value of their respective total assets in Municipal Instruments which are related in such a way that an economic, business or political development or change affecting one Municipal Instrument would also affect the other Municipal Instruments. For example, the Tax-Exempt Portfolios may invest all of their respective assets in (a) Munici-pal Instruments the interest on which is paid solely from revenues from simi-lar projects such as hospitals, electric utility systems, multi-family hous-ing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Instruments whose issuers are in the same state (including, in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, issuers in states other than California and New York, re-spectively), or (c) industrial development obligations. Concentration of a Portfolio's investments in these Municipal Instruments will subject the Port-folio, to a greater extent than if such investment was more limited, to the risks of adverse economic, business or political developments affecting any such state, industry or other area of concentration.

  Each Portfolio (other than the Government Portfolio) may purchase Municipal Instruments which are backed by letters of credit, which will ordinarily be irrevocable, issued by domestic banks or foreign banks (excluding Prime Obli-gations Portfolio) which have a branch, agency or subsidiary in the United States. In addition, these Portfolios may acquire securities in the form of custodial receipts which evidence ownership of future interest payments, prin-cipal payments or both on obligations of certain state and local governments and authorities.

  In order to enhance the liquidity, stability, or quality of a Municipal In-strument, each Portfolio (other than the Government Portfolio) may acquire the right to sell the security to another party at a guaranteed price and date.

INVESTING IN CALIFORNIA AND NEW YORK

  The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York Instruments, respectively. Conse-quently, such Portfolios are more susceptible to factors adversely affecting issuers of California and New York Instruments, respectively, and may be risk-ier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

  The Tax-Exempt California Portfolio's investments can be affected by politi-cal and economic developments within the State of California (the "State'), and by the financial condition of the State, its public authorities and polit-ical subdivisions. After suffering a severe recession in the early 1990's which caused the State to experience financial difficulties, California's economy entered a sustained recovery since late 1993 and the State's budget has returned to a positive balance. California's long-term credit rating has been raised after being reduced during the recession. To respond to its own revenue shortfalls during the recession, the State reduced assistance to its public authorities and political subdivisions. Cutbacks in state aid could further adversely affect the financial condition of cities, counties and edu-cation districts which are subject to their own fiscal constraints. California voters in the past have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California gov-ernmental entities and future voter initiatives could result in adverse conse-quences affecting California Instruments. Also, the ultimate fiscal effect of federally-mandated reform of welfare programs on the State and its local gov-ernments is still to be resolved.

  These factors, among others (including the outcome of related pending liti-gation), could reduce the credit standing of certain issuers of California In-struments. A more detailed discussion of the risks of investing in California is included in the Statement of Additional Information.

  The Tax-Exempt New York Portfolio's investments can be affected by political and economic developments within the State of New York (the "State"), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the "City"). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Instruments to meet their finan-cial obligations. Certain substantial issuers of New York Instruments (includ-ing issuers whose obligations may be acquired by the Portfolio) have experi-enced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obli-gations. In recent years, several different issues of municipal securities of the State and its agencies and instrumentalities and of the City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Instruments has at times had the effect of permitting New York Instruments to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain is-suers of New York Instruments could result in defaults or declines in the mar-ket values of those issuers' existing obligations and, possibly, in the obli-gations of other issuers of New York Instruments. Although as of April 1, 1997 no issuers of New York Instruments were in default with respect to the payment of their municipal obligations, the occurrence of any such default could af-fect adversely the market values and marketability of all New York Instruments and, consequently, the net asset value of the Portfolio's holdings. A more de-tailed discussion of the risks of investing in New York is included in the Statement of Additional Information.

  If California, New York, or any of their local governmental entities are un-able to meet their financial obligations, the corresponding Portfolio's in-come, net asset value, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Portfolios is a diversified fund (except to the extent that diversification is required for federal income tax purposes). For these tax purposes, with respect to 50% of the value of its total assets, none of these Portfolios invests more than 5% of the value of its total assets in securities of a single issuer (except U.S. Government Securities or securities of other regulated investment companies), nor, with respect to the other 50% of the value of its total assets, does it invest more than 25% of the value of its total assets in the securities of a single issuer (except U.S. Government Securities or securities of other regu-lated investment companies). These Federal tax diversification requirements apply only at taxable quarter ends and are subject to certain qualifications and exceptions. Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Portfolios may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

REPURCHASE AGREEMENTS

  Each Portfolio may only enter into repurchase agreements with primary deal-ers in U.S. Government Securities. A repurchase agreement is an agreement un-der which a Portfolio purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Portfo-lio, and will be unrelated to the interest rate on the purchased security. A Portfolio's custodian or subcustodian will maintain custody of the purchased securities for the duration of the agreement. The value of the purchased secu-rities, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. In the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the secu-rity and costs associated with delay and enforcement of the repurchase agree-ment. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller pursuant to proce-dures reviewed and approved by the Trustees. Distributions of the income from repurchase agreements entered into by a Portfolio will be taxable to its unitholders. In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advi-sory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate bal-ance of which will be invested in one or more repurchase agreements.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES

  Each Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond custom-ary settlement time. A Portfolio is required to hold and maintain in a segre-gated account with the Portfolio's custodian or subcustodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis in-volve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold in-creases prior to the settlement date. Although a Portfolio would generally purchase securities on a when-issued or forward commitment basis with the in-tention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Ad-viser deems it appropriate to do so.

OTHER INVESTMENT COMPANIES

  The Adviser will determine, under guidelines established by the Trustees, whether securities issued by other money market investment companies present minimal credit risks. The amount of each Portfolio's investments in securities of other investment companies will be subject to the limitations on such in-vestments prescribed by the Investment Company Act. These limits include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions sub-stantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks.

                            INVESTMENT LIMITATIONS

  TAXABLE AND TAX-EXEMPT PORTFOLIOS. Each Portfolio will comply with the con-ditions for using amortized cost valuation set forth in Rule 2a-7 under the Investment Company Act including, but not limited to, those conditions relat-ing to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the State-ment of Additional Information.

  INVESTMENT RESTRICTIONS. Each Portfolio is subject to certain investment re-strictions that are described in detail under "Investment Restrictions" in the Statement of Additional Information. Fundamental investment restrictions and the investment objective of a Portfolio (except the Tax-Exempt California and Tax-Exempt New York Portfolios' objectives of providing unitholders with in-come exempt from California state and New York state and New York city per-sonal income tax, respectively) cannot be changed without approval of a major-ity of the outstanding units of that Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.

  RESTRICTED AND OTHER ILLIQUID SECURITIES. Each Portfolio may purchase secu-rities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but can be offered and sold to "qualified institu-tional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which in-clude fixed time deposits maturing in more than seven days and restricted se-curities. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) which the Board of Trustees has determined are liquid, based upon a continuing review of the trading markets for the specific restricted security, will not be deemed to be illiquid investments for pur-poses of this restriction. The Board of Trustees may adopt guidelines and del-egate to the Adviser the daily function of determining and monitoring the li-quidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for restricted securi-ties eligible for resale under Rule 144A will continue to be liquid, the Ad-viser will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that quali-fied institutional buyers become for a time uninterested in purchasing these restricted securities.

  In addition, each Portfolio may not invest in repurchase agreements maturing in more than seven days and securities which are not readily marketable if, as a result thereof, more than 10% of the net assets of that Portfolio (taken at market value) would be invested in such investments. Certain repurchase agree-ments which mature in more than seven days can be liquidated before the nomi-nal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

                                  MANAGEMENT

THE ADVISER

  GSAM, One New York Plaza, New York, New York 10004, a separate operating di-vision of Goldman, Sachs & Co., acts as investment adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. As of January 26, 1998, Goldman Sachs, together with its affiliates, acted as investment advis-er, administrator or distributor for approximately $140 billion in assets.

  As of November 29, 1997, Goldman Sachs and its consolidated subsidiaries had
assets of approximately $    billion and partners' capital of $    billion and
ranked as one of the largest international investment banking and brokerage firms in the United States. Founded in 1869, Goldman Sachs is a major invest-ment banking and brokerage firm providing a broad range of financing and in-vestment services both in the United States and abroad.

  Pursuant to an SEC order, each Taxable Portfolio may enter into principal transactions in certain taxable money market instruments, including repurchase agreements, with Goldman Sachs.

  Under the Investment Advisory Agreements, GSAM continually manages each Portfolio, including the purchase, retention and disposition of its securities and other assets. In addition, GSAM administers each Portfolio's business af-fairs and performs various unitholder servicing functions to the extent not provided by other organizations. The management of each Portfolio is subject to the supervision of the Trustees and each Portfolio's investment policies. For these services, the Trust, on behalf of each Portfolio, pays GSAM a monthly fee at an annual rate of each Portfolio's average daily net assets as follows:

                                                          FISCAL YEAR ENDED
                                         CONTRACTUAL RATE DECEMBER 31, 1997
                                         ---------------- -----------------
       Prime Obligations Portfolio             .35%             .35%
       Money Market Portfolio                  .35%             .31%
       Government Portfolio                    .35%             .35%
       Tax-Exempt Diversified Portfolio        .35%             .26%
       Tax-Exempt California Portfolio         .35%             .35%
       Tax-Exempt New York Portfolio           .35%             .27%

  The difference, if any, between the stated advisory fee and the actual fee paid by the Portfolios reflects the fact that GSAM did not charge the full amount of the advisory fees to which it would have been entitled.

  GSAM has agreed to reduce or otherwise limit the daily expenses of each Portfolio (excluding fees payable to Service Organizations, as defined herein, taxes, interest, brokerage and litigation, indemnification and other extraor-dinary expenses) on an annualized basis to .43% of the average daily net as-sets of the Portfolio less the effect of fee reductions, if any. Such reduc-tions or limits, if any, are calculated monthly on a cumulative basis. Any such reductions or limits may be discontinued or modified only with the ex-press approval of the Trustees. In addition, with respect to the Money Market, Tax-Exempt Diversified and Tax-Exempt New York Portfolios, GSAM has voluntar-ily agreed to reduce or limit each Portfolio's annual total operating expenses (excluding fees payable to Service Organizations, as defined herein) to .40%,
 .32% and .33% respectively, of average daily net assets and for the Tax-Exempt California Portfolio to .42% of average daily net assets. GSAM has no current intention to but may in the future discontinue or modify any of such limita-tions at its discretion.

THE DISTRIBUTOR AND TRANSFER AGENT

  Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, serves as the Dis-tributor of units of each Portfolio pursuant to a Distribution Agreement with the Trust. The Distributor will assist in the sale of units of each Portfolio upon the terms described herein. Goldman Sachs also serves as the Transfer Agent of each Portfolio. For the transfer agency services, Goldman Sachs re-ceives .04% (on an annualized basis) of the average daily net assets with re-spect to each Portfolio (other than the Prime Obligations Portfolio). Goldman Sachs is entitled to receive a fee from the Prime Obligations Portfolio equal to each classes proportionate share of the total transfer agency fees borne by the Portfolio. Such fees are equal to the fixed per account charge of $12,000 per year plus $7.50 per account, together with out-of-pocket and transaction related expenses (including those out-of-pocket expenses payable to servicing and/or sub-transfer agents) applicable to Class B shares plus .04% of the av-erage daily net assets of the other classes of the Prime Obligations Portfo-lio.

  From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolios in order to increase the assets of the Portfo-lios. Increasing the Portfolios' assets may enhance investment flexibility and diversification. Goldman Sachs reserves the right to redeem at any time some or all of the Portfolio units acquired for its own account. Goldman Sachs will consider the effect of redemptions on the Portfolios and other unitholders in deciding whether to redeem its units.

                                     TAXES

  Each Portfolio is treated as a separate entity for federal income tax pur-poses, has elected to be treated and intends to continue to qualify and be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each taxable year. To qualify as such, each Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to unitholders. As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its unitholders in accordance with certain timing requirements of the Code.

  Dividends paid by a Portfolio from net investment income, the excess of net short-term capital gain over net long-term capital loss and taxable original issue discount or market discount income will be taxable to unitholders as or-dinary income, except for any "exempt interest dividends" paid by the Tax-Ex-empt Portfolios, as described below. Dividends paid by a Portfolio from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain regardless of how long the unitholders have held their units. These tax consequences will apply to distributions of any Portfolio regardless of whether distributions are received in cash or rein-vested in units. Certain distributions paid by the Portfolios in January of a given year will be taxable to unitholders as if received on December 31 of the year in which they are declared. Unitholders will be informed annually about the amount and character of distributions received from the Portfolios for federal income tax purposes, including any distributions that may constitute a return of capital or any distributions of the Tax-Exempt Portfolios that may constitute a tax preference item under the federal alternative minimum tax.

  The Tax-Exempt Portfolios intend to satisfy certain requirements of the Code for the payment of "exempt-interest dividends" not included in unitholders' federal gross income. The Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio also intend to satisfy certain requirements of the Califor-nia and New York City and State personal income tax laws, respectively, so that exempt-interest dividends paid by these Portfolios will generally not be subject to personal income tax of the relevant state (and, in the case of the Tax-Exempt New York Portfolio, New York City personal income tax). Dividends paid by the Tax-Exempt Portfolios from interest on tax-exempt obligations and properly designated by the Portfolio as exempt-interest dividends, including dividends attributable to exempt-interest dividends re-ceived by a Portfolio from other regulated investment companies, will gener-ally be exempt from federal income tax, although a portion of such dividends may be subject to the federal alternative minimum tax. Exempt-interest divi-dends will be considered in computing the corporate federal alternative mini-mum tax, and the extent, if any, to which social security or railroad retire-ment benefits are taxable. Persons who are "substantial users" of facilities financed by certain industrial development or private activity bonds should consult their own tax advisers before purchasing units of these Portfolios. Interest incurred to purchase or carry units of these Portfolios will not be deductible for federal income tax purposes to the extent related to exempt-in-terest dividends paid by the Portfolios and may not be deductible in whole or in part for California or New York City and State income tax purposes.

  Exempt-interest dividends of the Tax-Exempt California and Tax-Exempt New York Portfolios that are derived from interest on California and New York In-struments, respectively, will generally not be subject to the personal income tax of the corresponding state, and in the case of the Tax-Exempt New York Portfolio, New York City personal income tax. Other distributions will gener-ally be taxable to unitholders for these state and city tax purposes.

  Individuals and certain other classes of unitholders may be subject to 31% backup withholding of federal income tax on taxable distributions if they fail to furnish their correct taxpayer identification number and certain certifica-tions required by the Internal Revenue Service or if they are otherwise sub-ject to backup withholding. Individuals, corporations and other unitholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordi-nary dividends from the Portfolios.

  If a Portfolio invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities and is expected to be unable to pass such taxes through to unitholders, who therefore are not expected to include such taxes in income or be entitled to claim for-eign tax credits or deductions with respect to such taxes.

  In addition to federal taxes, a unitholder may be subject to state, local or foreign taxes on payments received from a Portfolio. A state income (and pos-sibly local income and/or intangible property) tax exemption is generally available to the extent a Portfolio's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt munici-pal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for hold-ings of such obligations and/or reporting requirements are satisfied. Unitholders should consult their own tax advisers concerning these matters.

                                NET ASSET VALUE

  The net asset value of each Portfolio is determined as of the close of regu-lar trading on the New York Stock Exchange (normally 4:00 P.M. New York time) on each Business Day. Net asset value per unit for each class of units of each Portfolio is calculated by determining the amount of net assets attributable to each class of units and dividing by the number of units for such class.

  On any Business Day, as defined herein, when the Public Securities Associa-tion ("PSA") recommends that the securities markets close early, each Portfo-lio reserves the right to cease, accepting purchase and redemption orders for same Business Day credit at the time the PSA recommends that the securities markets close. On days any Portfolio closes early, purchase and redemption or-ders received after the PSA recommended closing time will be credited to the next Business Day. In addition, each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

  Each Portfolio seeks to maintain a net asset value of $1.00 per unit. In this connection, each Portfolio values its portfolio securities on the basis of amortized cost. The amortized cost method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to matu-rity of any discount or premium, regardless of the impact of fluctuating in-terest rates on the market value of the instrument. For a more complete de-scription of the amortized cost valuation method and its effect on existing and prospective unitholders, see the Statement of Additional Information. There can be no assurance that a Portfolio will be able at all times to main-tain a net asset value per unit of $1.00.

                               YIELD INFORMATION

  From time to time, each Portfolio may advertise its yield, effective yield and average total return. Average annual total return is determined by comput-ing the average annual percentage change in value of $1,000 invested at the maximum public offering price for a specified period of at least one year, as-suming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Portfolio may furnish total return calcu-lations based on a cumulative, average, year-by-year or other basis for vari-ous specified periods by means of quotations, charts, graphs or schedules. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the adver-tisement). This income is then annualized; that is, the amount of income gen-erated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The ef-fective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The Tax-Exempt Portfolios may each also quote tax-equivalent yield. Each Portfolio's tax-equivalent yield is calculated by determining the rate of re-turn that would have to be achieved on a fully taxable investment to produce the after-tax equivalent (which, in the case of the Tax-Exempt California com-bines federal and state taxes, in the case of Tax-Exempt New York Portfolio and combines federal, state and city taxes of the Portfolio's yield, assuming certain tax brackets for a unitholder.

  Investors should note that the investment results of a Portfolio are based on historical performance and will fluctuate over time. Any presentation of a Portfolio's total return, yield, effective yield or tax-equivalent yield for any prior period should not be considered a representation of what an invest-ment may earn or what a Portfolio's total return, yield, effective yield or tax-equivalent yield may be in any future period. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance data is available.

  Total return, yield, effective yield and tax-equivalent yield will be calcu-lated separately for each class of units in existence. Because each such class of units is subject to different expenses, the total return and net yield of such classes of a Portfolio for the same period may differ. See "Organization and Units of the Portfolios" below.

                   ORGANIZATION AND UNITS OF THE PORTFOLIOS

  Each Portfolio is a series of the Goldman Sachs Trust, which was formed un-der the laws of the State of Delaware on January 28, 1997. The Funds were for-merly series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify units of beneficial interest in separate series, without further action by unitholders. Additional series may be added in the future. The Trustees also have authority to classify or reclassify any series or portfolio of units into one or more classes. (Institutions that provide services to holders of ILA Ad-ministration, ILA Service and Cash Management shares are referred to in this Prospectus as "Service Organizations").

  When issued, units are fully paid and nonassessable. In the event of liqui-dation, unitholders are entitled to share pro rata in the net assets of the applicable Portfolio available for distribution to such unitholders. All units are freely transferable and have no preemptive, subscription or conversion rights. Unitholders are entitled to one vote per unit, provided that, at the option of the Trustees, unitholders will be entitled to a number of votes based upon the net asset values represented by their unitholders.

  Units of a Portfolio will be voted separately by Portfolio with respect to matters pertaining to that Portfolio except for the election of Trustees and ratification of independent accountants. For example, unitholders of each Portfolio are required to approve the adoption of any investment advisory agreement relating to that Portfolio and any changes in fundamental investment restrictions or policies of such Portfolio. Approval by the unitholders of one Portfolio is effective only as to that Portfolio.

  As of April 1, 1998,           owned of record     % of the outstanding
units of          Portfolio.

  The Trust does not intend to hold annual meetings of unitholders. However, pursuant to the Trust's By-Laws, the recordholders of at least 10% of the units outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of unitholders for any purpose, and recordholders may, under certain circumstances, as permitted by the Investment Company Act, communicate with other unitholders in connection with requiring a special meeting of unitholders. The Trustees will call a special meeting of unitholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by unitholders.

                              ADDITIONAL SERVICES

  Each Portfolio has adopted a Service Plan with respect to the Cash Manage-ment Shares which authorizes it to compensate certain institutions for provid-ing account administration and personal and account maintenance services to their customers who are beneficial owners of such Units (each a "Service Or-ganization"). Each Portfolio will enter into agreements with Service Organiza-tions which purchase Cash Management Shares on behalf of their customers ("Service Agreements"). The Service Agreements will provide for compensation to the Service Organization in an amount up to .50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of that Portfo-lio attributable to or held in the name of the Service Organization for its customers; provided, however, that the fee paid for personal and account main-tenance services shall not exceed .25% of such average daily net assets. The services provided by a Service Organization may include acting, directly or through an agent, as the sole unitholder of record, maintaining account rec-ords for its customers, processing orders to purchase, redeem and exchange Cash Management Shares for its customers, responding to inquiries from pro-spective and existing unitholders and assisting customers with investment pro-cedures.

  For the fiscal year ended December 31, 1997, the Trust did not pay Service Organizations any fees pursuant to the Service Plan since Cash Management Shares were not then offered.

  Holders of Cash Management Shares of a Portfolio will bear all expenses and fees paid to Service Organizations with respect to such Shares as well as any other expenses which are directly attributable to such Shares.

  Service Organizations may charge other fees to their customers who are the beneficial owners of Cash Management Shares in connection with their customer accounts. These fees would be in addition to any amounts received by the Serv-ice Organization under a Service Agreement and may affect an investor's return with respect to an investment in a Portfolio.

  All inquiries of beneficial owners of Cash Management Shares of the Portfo-lios should be directed to such owners' Service Organization.

DISTRIBUTION PLAN

  Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan"). Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Portfolio for distribution services equal, on an annual basis, to 0.50% of the average daily net assets attributable to Cash Management Shares.

  Goldman Sachs may use the distribution fee for its expenses of distributing Cash Management Shares. The types of expenses for which Goldman Sachs may be compensated for distribution services under the Distribution Plan include com-pensation paid to and expenses incurred by authorized dealers, Goldman Sachs and their respective officers, employees and sales representatives, commis-sions paid to authorized dealers, allocable overhead, telephone and travel ex-penses, the printing of prospectuses for prospective Shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares. If the fee received by Goldman Sachs pursuant to the Distribution Plan exceeds its expenses, Goldman Sachs may re-alize a profit from these arrangements. The Distribution Plan will be reviewed and are subject to approval annually by the Board of Trustees of the Trust. The aggregate compensation that may be received under the Distribution Plan for distribution services may not exceed the limitations imposed by the NASD's Conduct Rules.

                               PURCHASE OF UNITS

  It is expected that all direct purchasers of Cash Management Shares will be Service Organizations or their nominees, which may purchase Cash Management Shares of the Portfolios through Goldman Sachs. Customers of Service Organiza-tions may invest in such Units only through their Service Organizations.

  As set forth below, Cash Management Shares of the Portfolios may be pur-chased on any Business Day at the net asset value next determined after re-ceipt from the Service Organization of both the purchase order and the pur-chase amount in federal funds. Purchase orders may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is strongly recommended that payment be effected by wiring federal funds to The Northern Trust Company ("Northern"), Chicago, Illinois, as subcustodian for State Street Bank and Trust Company ("State Street").

  Purchases of Cash Management Shares may also be made by a Service Organiza-tion by delivering a Federal Reserve draft or check (except that a third party check will not be accepted) payable only to the appropriate Portfolio and drawn on a U.S. bank to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two Business Days after receipt. Cash Management Shares purchased by check may not be redeemed until the check has cleared, as described under "Redemption of Units."

  Purchases of units of any Portfolio may also be made through an Automated Clearing House ("ACH") transfer to Goldman Sachs Trust c/o Northern, as subcustodian for State Street. Purchase orders are effected at the net asset value next determined after receipt of both the purchase order and the pur-chase amount in federal funds. It is expected that ACH transfers will ordinar-ily be converted to federal funds on the Business Day following receipt of the ACH transfer.

  Cash Management Shares of each Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on Cash Manage-ment Shares purchased as follows:

-------------------------------------------------------------------------------

       IF ORDER IS RECEIVED FROM A SERVICE
          ORGANIZATION BY GOLDMAN SACHS                          DIVIDENDS BEGIN
       -----------------------------------                      -----------------

  (1) In the case of the Taxable Portfolios

              By:    3:00 p.m.-N.Y. time                        Same Business Day
---------------------------------------------------------------------------------
           After:    3:00 p.m.-N.Y. time                        Next Business Day
---------------------------------------------------------------------------------
  (2) In the case of the Tax-Exempt Portfolios

              By:    1:00 p.m.-N.Y. time                        Same Business Day
---------------------------------------------------------------------------------
           After:    1:00 p.m.-N.Y. time                        Next Business Day
---------------------------------------------------------------------------------

  The Service Organizations are responsible for timely transmittal of purchase orders to Goldman Sachs and federal funds to Northern. In order to facilitate timely transmittal, the Service Organizations have established times by which purchase orders and federal funds must be received by them.

  A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for lo-cal holidays.

  Cash Management Shares of the Portfolios are purchased at the net asset value per unit without the imposition of a sales charge. Goldman Sachs, as each Portfolio's transfer agent, will maintain a complete record of transac-tions and Cash Management Shares held in each record holder's account. The Trust and Goldman Sachs each reserves the right to reject any purchase order for any reason.

MINIMUM INVESTMENT AND OTHER INFORMATION

  The Trust does not have any minimum purchase or account requirements with respect to Cash Management Shares. However, a Service Organization may impose a minimum amount for initial and subsequent investments in Cash Management Shares of the Portfolios, and may establish other requirements such as a mini-mum account balance. A Service Organization may effect redemptions of noncom-plying accounts, and may impose a charge for any special services rendered to its customers. Customers should contact their Service Organization for further information concerning such requirements and charges. A Service Organization may purchase Cash Management Shares in connection with sweep account programs.

                            REPORTS TO UNITHOLDERS

  The Trust will issue an annual report containing audited financial state-ments and a semiannual report to record holders of Cash Management Shares of each Portfolio, including Service Organizations who hold such Units for the benefit of their customers. Upon request, a printed confirmation for each transaction will be provided by Goldman Sachs. Any dividends and distributions paid by the Portfolios are also reflected in regular statements issued by Goldman Sachs to unitholders of record. Service Organizations will be respon-sible for providing similar services to their own customers who are the bene-ficial owners of such Units.

                                 DISTRIBUTIONS

  All or substantially all of each Portfolio's net investment income will be declared daily (as of 4:00 p.m. New York time) as a dividend and distributed to Service Organizations monthly. Distributions will be made in additional Cash Management Shares of the same Portfolio or, at the election of a Service Organization, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed by a Service Organization at any time upon written notice to Goldman Sachs. If no election is made, all dividends and capital gain distributions will be reinvested. Dividends will be reinvested as of the last calendar day of each month. Cash distributions will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Code and may be reflected in a Portfolio's daily distributions. Each Portfolio may dis-tribute at least annually its long-term capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. Although realized gains and losses on the assets of a Portfolio are reflected in the net asset value of the Portfolio, they are not expected to be of an amount which would affect the Portfolio's net asset value of $1.00 per unit.

  A Portfolio's net investment income consists of the excess of (i) accrued interest or discount (including both original issue and market discount on taxable securities) on portfolio securities, and (ii) any income of the Port-folio from sources other than capital gains over (iii) the amortization of market premium on all portfolio securities and (iv) the estimated expenses of the Portfolio, including a proportionate share of the general expenses of the Trust.

                                   EXCHANGES

  Cash Management Shares of each Portfolio may be exchanged by Service Organi-zations for units of the corresponding class of any Portfolio or Fund of Goldman Sachs Trust at the net asset value next determined either by writing to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606 or, if previously elected in the Account Information Form, by calling Goldman Sachs at 800-621-2550. All telephone ex-changes must be registered in the same name(s) and with the same address as are registered in the Portfolio from which the exchange is being made. It may be difficult to implement the telephone exchange privilege in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent exchange requests by telephone, Goldman Sachs employs reasonable procedures as set forth under "Redemption of Units" to confirm that such instructions are genuine. Exchanges are available only in states where the exchange may legally be made. The exchange privilege may be modified or withdrawn at any time on 60 days' written notice.

                              REDEMPTION OF UNITS

HOW TO REDEEM

  Customers of Service Organizations may redeem Cash Management Shares of a Portfolio through their respective Service Organizations. The Service Organi-zations are responsible for the transmittal of redemption requests by their customers to Goldman Sachs. In order to facilitate timely transmittal of redemption requests, Service Organizations have established procedures by which redemption requests must be made and times by which redemption requests must be received by them. Additional documentation may be required when deemed appropriate by a Service Organization.

  A Service Organization may redeem such Units without charge upon request on any Business Day at the net asset value next determined after receipt by Goldman Sachs of the redemption request. Redemption requests may be made by telephoning Goldman Sachs at 800-621-2550 or by a written request addressed to Goldman Sachs, Attention: Shareholder Services, Goldman Sachs Trust, 4900 Sears Tower, Chicago, Illinois 60606. A Service Organization may request re-demptions by telephone only if the optional telephone privilege has been elected on the Account Information Form. It may be difficult to implement re-demptions by telephone in times of drastic economic or market changes.

  In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Among other things, any redemp-tion request that requires money to go to an account or address other than that designated on the Account Information Form must be in writing and signed by an authorized person designated on the Account Information Form. Any such written request is also confirmed by telephone with both the requesting party and the designated bank account to verify instructions. Other procedures may be implemented from time to time. If reasonable procedures are not implement-ed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Trust nor Goldman Sachs will be responsible for the authenticity of redemption instructions received by tele-phone. A redemption may also be made with respect to certain Portfolios by means of the check redemption privilege described below. Goldman Sachs re-serves the right to redeem accounts with balances below $500.

  Additional documentation may be required by Goldman Sachs in order to estab-lish that a redemption request has been properly authorized. A redemption re-quest will not be considered to have been received in proper form until such additional documentation has been submitted to Goldman Sachs by the Service Organization. The payment of redemption proceeds for Cash Management Shares recently purchased by check will be delayed for up to 15 days until the check has cleared.

PAYMENT OF REDEMPTION PROCEEDS AND DIVIDENDS

  In accordance with the following, redemption proceeds will be wired to the record holder of Cash Management Shares.

------------------------------------------------------------------------------

           REDEMPTION REQUEST            REDEMPTION
        RECEIVED FROM A SERVICE           PROCEEDS
     ORGANIZATION BY GOLDMAN SACHS       ORDINARILY            DIVIDENDS
   ------------------------------------  ----------      ---------------------
   (1) In the case of the Taxable Portfolios
      By:     3:00 p.m.-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   After:     3:00 p.m.-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   (2) In the case of the Tax-Exempt Portfolios
      By:    12:00 noon-N.Y. time        Wired Same        Not earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------
   After:    12:00 noon-N.Y. time        Wired Next          Earned on Day
                                          Business        request is received
                                             Day
-----------------------------------------------------------------------------------------------------------------------------------

  The Portfolios will arrange for the proceeds of redemptions effected by any means to be wired as federal funds to the Service Organization's bank account designated in the Account Information Form. Redemption proceeds will normally be wired as set forth above, but may be paid up to three Business Days after receipt of the Service Organization's properly executed redemption request. For example, payment may be delayed if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. After a wire has been initiated by Goldman Sachs, neither Goldman Sachs nor the Trust assumes any further responsibility for the performance of intermediaries or the Cash Man-agement Shareholder's Service Organization in the transfer process. If a prob-lem with such performance arises, the Cash Management Shareholder should deal directly with such intermediaries or Service Organization.

CHECK REDEMPTION PRIVILEGE

  A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account in a Portfolio by check. When State Street receives a completed signature card and authorization form, the Service Organization will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, a sufficient number of full and fractional Cash Management Shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the Service Organization by State Street.

  The check redemption privilege enables a Service Organization to receive the dividends declared on the Cash Management Shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of Cash Management Shares held in the Service Organization's account, the check will be returned unpaid, and the Service Organization may be subject to extra charges.

  Goldman Sachs reserves the right to impose conditions on, limit the avail-ability of or terminate the check redemption privilege at any time with re-spect to a particular Service Organization or all Service Organizations in general. The Trust and State Street reserve the right at any time to suspend redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Portfolios.

                               ----------------

                                   APPENDIX

                   GUIDELINES FOR CERTIFICATION OF TAXPAYER
               IDENTIFICATION NUMBER ON ACCOUNT INFORMATION FORM

  You are required by law to provide the Trust with your correct Social Secu-rity or other Taxpayer Identification Number (TIN), regardless of whether you file tax returns. Failure to do so may subject you to penalties. Failure to provide your correct TIN and to sign your name in the certification section of the Account Information Form could result in withholding of 31% by the Trust for the federal backup withholding tax on distributions, redemptions, ex-changes and other payments relating to your account.

  Any tax withheld may be credited against taxes owed on your federal income tax return.

  If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Reve-nue Service (IRS). Backup withholding could apply to payments relating to your account prior to the Trust's receipt of your TIN.

  Special rules apply for certain entities. For example, for an account estab-lished under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished.

  If you have been notified by the IRS that you are subject to backup with-holding because you failed to report all your interest and/or dividend income on your tax return and you have not been notified by the IRS that such with-holding should cease, you must cross out item (2) in the certification section of the Account Information Form.

  If you are an exempt recipient, you should furnish your TIN and certify your exemption by signing the Certification section and writing "exempt" after your signature. Exempt recipients include: corporations, tax-exempt pension plans and IRA's, governmental agencies, financial institutions, registered securi-ties and commodities dealers and others.

  If you are a nonresident alien or foreign entity you must provide a com-pleted Form W-8 to the Trust in order to avoid backup withholding on certain payments. Other payments to you may be subject to non-resident alien withhold-ing of up to 30%.

  For further information regarding backup and nonresident alien withholding, see Sections 3406, 1441 and 1442 of the Internal Revenue Code and consult your tax adviser.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

GOLDMAN SACHS MONEY MARKET FUNDS

CASH MANAGEMENT SHARES
4900 SEARS TOWER
CHICAGO, ILLINOIS 60606

                            TOLL FREE: 800-621-2550

                                 ------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Unitholder and Portfolio Expenses..........................................   2
Financial Highlights.......................................................   4
An Introduction to the Portfolios..........................................  11
Investment Policies Matrix.................................................  13
Description of Securities and Investment Techniques........................  15
Investment Limitations.....................................................  23
Management.................................................................  24
Taxes......................................................................  25
Net Asset Value............................................................  26
Yield Information..........................................................  27
Organization and Units of the Portfolios...................................  28
Additional Services........................................................  29
Purchase of Units..........................................................  30
Reports to Unitholders.....................................................  31
Distributions..............................................................  31
Exchanges..................................................................  32
Redemption of Units........................................................  32
Appendix................................................................... A-1

ILAPROCMUMM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                          CASH MANAGEMENT SHARES

                                 ------------

                                  PROSPECTUS

                                 ------------

                                  MANAGED BY
                        GOLDMAN SACHS ASSET MANAGEMENT
                       A SEPARATE OPERATING DIVISION OF
                             GOLDMAN, SACHS & CO.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       GOLDMAN SACHS MONEY MARKET FUNDS

                  GOLDMAN SACHS--INSTITUTIONAL LIQUID ASSETS

                               4900 Sears Tower
                            Chicago, Illinois 60606



       _________________________________________________________________


              STATEMENT OF ADDITIONAL INFORMATION -- MAY 1, 1998

                            CASH MANAGEMENT SHARES

       _________________________________________________________________



Goldman Sachs Trust(the "Trust") is an open-end management investment company (or mutual fund) which includes the Goldman Sachs - Institutional Liquid Assets portfolios. This Statement of Additional Information relates solely to the offering of Cash Management Shares of:


Prime Obligations Portfolio;
Money Market Portfolio;
Government Portfolio;
Tax-Exempt Diversified Portfolio;
Tax-Exempt California Portfolio; and

Tax-Exempt New York Portfolio (individually, a "Portfolio" and collectively the "Portfolios").

The terms "units" or "shares" may be used interchangeably herein to refer to shares of the Portfolios.

Goldman Sachs Asset Management ("GSAM" or the "Adviser"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Portfolios' investment adviser. Goldman Sachs serves as distributor and transfer agent to the Portfolios.

The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients' interests. As Goldman Sachs clients, Service Organizations, as defined below, will be assigned an Account Administrator ("AA"), who is ready to help with questions concerning their accounts. During business hours, Service Organizations can call their AA through a toll-free number to place purchase or redemption orders or to obtain Portfolio and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide Service Organizations through operational details. A Goldman Sachs client can also utilize the SMART personal computer software system which allows Service Organizations to purchase and redeem units and also obtain Portfolio and account information directly.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus relating to Cash Management Shares dated May 1, 1998, as amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from Service Organizations, as defined herein, or by calling Goldman, Sachs & Co. at 800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

                       TABLE OF CONTENTS



                                                     Page in
                                                Statement of
                                                  Additional
                                                 Information
                                              --------------

Investment Policies and
Practices of the Portfolios..........................   4

Investment Limitations...............................  43

Trustees and Officers................................  46

The Adviser, Distributor and
Transfer Agent.......................................  52

Portfolio Transactions...............................  58

Net Asset Value......................................  60

Redemptions..........................................  62

Calculation of Yield Quotations......................  62

Tax Information......................................  67

Organization and Capitalization......................  73

Custodian and Subcustodian...........................  78

Independent Accountants..............................  79

Financial Statements.................................  79

Service and Distribution Plans.......................  80

Appendix A (Description of
Securities Ratings).................................. A-1

                       INVESTMENT POLICIES AND PRACTICES

                               OF THE PORTFOLIOS



  The following discussion elaborates on the description of each Portfolio's investment policies and practices contained in the Prospectus:



U.S. GOVERNMENT SECURITIES

  Each Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.



CUSTODIAL RECEIPTS

  Each Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Federal Portfolio and Government Portfolio) may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Although custodial receipts are not considered U.S. Government Securities for certain securities law purposes, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.



BANK AND CORPORATE OBLIGATIONS

  Each Portfolio (other than Treasury Obligations Portfolio, Government Portfolio, Federal Portfolio and Treasury Instruments Portfolio) may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Portfolios consists of direct U.S. dollar denominated obligations of domestic or, in the case of Money Market Portfolio, foreign issuers. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits and bank notes. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

  The Prime Obligations Portfolio and Money Market Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by a Portfolio will be regarded as illiquid.

REPURCHASE AGREEMENTS

  Each Portfolio (other than the Treasury Instruments Portfolio) may enter into repurchase agreements only with primary dealers in U.S. Government Securities.
A repurchase agreement is an arrangement under which the purchaser (i.e., the Portfolio) purchases a U.S. Government security or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.



  Custody of the Obligation will be maintained by the Portfolios' custodian or subcustodian. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

  Repurchase agreements pose certain risks for all entities, including the Portfolios, that utilize them. Such risks are not unique to the Portfolios but are inherent in repurchase agreements. The Portfolios seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

  For purposes of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the Obligation. It is not clear whether for other purposes a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

  If in the event of bankruptcy or insolvency proceedings against the seller of the Obligation, a court holds that the Portfolio does not have a perfected security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that the Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Adviser analyzes the creditworthiness of the obligor, in this case the seller of the Obligation. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

  Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs
before being able to sell the security.   Such a delay may involve loss of
interest or a decline in price of the Obligation.

  Apart from risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

  Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

  In addition, each Portfolio (other than the Treasury Instruments Portfolio), together with other registered investment companies having advisory agreements with the Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

FOREIGN SECURITIES

  The Money Market Portfolio may invest in foreign securities and in certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued by major foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may also invest in municipal instruments backed by letters of credit issued by certain of such banks. Under current Securities and Exchange Commission ("SEC") rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Portfolio is restricted to purchasing U.S. dollar denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

  Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments.
In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank.

ASSET-BACKED AND RECEIVABLES-BACKED SECURITIES

  The Prime Obligations and Money Market Portfolios may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Portfolio's investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Portfolio's other investments.

  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. This Statement of Additional Information will be amended or supplemented as necessary to reflect the Prime Obligations and Money Market Portfolios' intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Portfolio will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in "Tax Information" below. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments in response to interest rate fluctuations.

  As set forth below, several types of asset-backed and receivables-backed securities have already been offered to investors, including for example, Certificates for Automobile Receivables/sm/ ("CARS/sm/") and interests in pools of credit card receivables. CARS/sm/ represent undivided fractional interests in a trust ("CAR Trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/sm/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor's return on CARS/sm/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.


  Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.



  Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.



  The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the Prime Obligations and Money Market Portfolios to dispose of any then existing holdings of such securities.



FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES



  Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment trans-actions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.



  A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions; distributions from any net capital gains would be taxable to its unitholders. For purposes of determining a Portfolio's average dollar weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.



  When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian or subcustodian will maintain in a segregated account cash or liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities subject to such commitment, the custodian or subcustodian will hold the portfolio securities in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.



VARIABLE AMOUNT MASTER DEMAND NOTES



  Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Portfolio may invest in them only if the Adviser believes that the notes are of comparable quality to the other obligations in which that Portfolio may invest.

VARIABLE RATE AND FLOATING RATE DEMAND INSTRUMENTS



  Each Portfolio (other than the Treasury Obligations, Federal and Treasury Instruments Portfolios) may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit a Portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.



  The terms of the variable or floating rate demand instruments that a Portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the Portfolio instructs otherwise. The Trust, on behalf of the Portfolios, intends to exercise the demand only (1) upon a default under the terms of the debt security, (2) as needed to provide liquidity to a Portfolio, (3) to maintain the respective quality standards of a Portfolio's investment portfolio, or (4) to attain a more optimal portfolio structure. A Portfolio will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks.
To be eligible for purchase by a Portfolio, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Portfolio may invest. The Adviser may determine that an unrated variable or floating rate demand instrument meets a Portfolio's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the Portfolio. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the Portfolio.



  The maturity of the variable or floating rate demand instruments held by a Portfolio will ordinarily be deemed to be the longer of (1) the notice period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The acquisition of variable or floating rate demand notes for a Portfolio must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Portfolios will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Portfolios' investments in such instruments will be subject to the limitation on illiquid investments.


  A Portfolio (other than Treasury Obligations Portfolio, Treasury Instruments Portfolio, Government Portfolio and Federal Portfolio) may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). Such participation interests provide the Portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of day's notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.



RESTRICTED AND OTHER ILLIQUID SECURITIES



  A Portfolio may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), including restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, a Portfolio will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits and repurchase agreements maturing in more than seven days that cannot be traded on a secondary market and restricted securities, unless, in the case of restricted securities, the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Board will carefully monitor each Portfolio's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


MUNICIPAL OBLIGATIONS



  The Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are "notes" and "bonds".



  Notes.   Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.



  Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Portfolios which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts" ("MRs") and "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS"). There are a number of other types of notes issued for different purposes and secured differently from those described above.


  Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, "general obligation" bonds and "revenue" bonds.


  General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and
roads, water and sewer systems and a variety of other public purposes.   The
basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.



  Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.



  Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. The Tax-Exempt Diversified Portfolio and the Tax-Exempt California Portfolio do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to unitholders under the federal alternative minimum tax.

  Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Portfolios may purchase are limited to short-term serial bonds---those with original or remaining maturities of thirteen months or less. The Portfolios may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Portfolios may also purchase long-term bonds (sometimes referred to as "Put Bonds"), which are subject to a Portfolio's commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer's commitment to so purchase the bond at such price and time.


  The Portfolios which invest in municipal obligations may invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodian arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institutions, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.



  The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Portfolio. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Portfolio's credit quality requirements, to be inadequate.



  Although the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel's opinion in any particular case. Consequently, there is a risk that a Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The Tax- Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.



  In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.



  The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).



  For the purpose of investment restrictions of the Portfolios, the identification of the "issuer" of municipal obligations that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.



  An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Portfolios. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable.

  Municipal obligations purchased for a Portfolio may be subject to the Portfolio's policy on holdings of illiquid securities. The Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Adviser believes that the quality standards applicable to each Portfolio's investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.



  Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.



INVESTING IN CALIFORNIA



  The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the Tax- Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.



  During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1995. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



       Economic Factors.  California's economy is the largest among the 50
       ----------------
states (accounting for almost 13% of the nation's output of goods and services) and one of the largest in the world. California's population of more than 32.6 million represents over 12% of the total United States population and grew by 27% in the 1980s. While California's substantial population growth during the 1980's stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it increased strains on California's limited water resources and demands for government services. Population growth slowed since 1991 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.



  From mid-1990 to late 1993, California's economy suffered its worst recession since the 1930s, with over 700,000 jobs lost. The largest job losses were in Southern California, led by declines in the aerospace and construction industries. Significantly related to cuts in lost federal defense spending.



  Since the start of 1994, the California economy has been in a steady recovery in all parts of the State. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, electronics, exports, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Prerecession job levels were reached in 1996. Unemployment in California is down more than three percent from its 10% peak in January, 1994, but still remains higher than the national average rate.



Constitutional Limitations on Taxes, Other Changes and Appropriations
---------------------------------------------------------------------



       Limitations on Property Taxes.   Certain California Instruments may be
       -----------------------------
obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing power of California local governments and districts is limited by Article XIIIA of the California constitution, also known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.


  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.



  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax". Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62", have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.



  Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters
  --------------------------------------------
of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



  Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

  Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



  In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



  The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.



       Appropriation Limits.           The State and its local governments are
       --------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfer of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



  "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1996-97 Budget Act provides for State appropriations more than $7 billion under the
Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.



  Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California Instruments. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service or their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



  State Debt.  Under the California Constitution, debt service on outstanding
  ----------
general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bonds and lease purchase debt of California increased from $9.4 billion at June 30, 1987 to $23.8 billion at March 1, 1997. The State also had outstanding at March 1, 1997 $358 million of general obligation commercial paper notes which will be refunded into long-term bonds at a later date. In FY1995- 96, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues. State voters approved $6.4 billion of new general obligation bond authorizations on the 1996 ballots.



  Recent Financial Results.   The principal sources of General Fund revenues in
  ------------------------
1995-1996 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (13%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "SFEV"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.



  General.  Throughout the 1980s, California state spending increased rapidly as
  -------
California's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of California General Fund revenues (currently about 35%).



  Beginning at the start of the 1990-91 Fiscal Year, California faced adverse economic, fiscal and budget conditions. The economic recession seriously affected California's tax revenues. It also caused increased expenditures for health and welfare programs. Even though the economy is recovering, California is still facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

  Recent Budgets.  As a result of these factors, among others, from the late
  --------------
1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the Fiscal Years 1991-92 to 1995-96, including the following (not all of these actions were taken each year):



  .  significant cuts in health and welfare program expenditures;


  . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;



  . reduction in growth of support for higher education programs, coupled with increases in student fees;



  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;



  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and


  .  various one-time adjustment and accounting changes.


   Despite these budget actions, the effects of the recession led to large unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.



   The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1995-96, which reduced the accumulated budget deficit to less than $100 million as of June 30, 1996. The State Department of Finance estimated that the General Fund received revenues of about $46.3 billion in FY 1995-96, more than $2 billion higher than was originally expected, as a result of the strengthening economy. Expenditures totaled about $45.4 billion, also about $2 billion higher than budgeted, because, among other factors, the State Constitution requires disbursement of a percentage of revenues to local school districts and federal actions to reduce welfare costs and to pay for costs of illegal immigrants were not forthcoming to the extent expected.



    A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants.



  The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short- term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowing during a fiscal year.



  Current Budget.  The 1996-97 Budget Act was signed by the Governor on July 15,
  --------------
1996, along with various implementing bills. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year are estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures.



  The following are principal features of the 1996-97 Budget Act:


          1. Funding for schools and community college districts increased by $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2 percent) was funded. The funding increases have brought K-12 expenditures to almost $4,800 per pupil, an almost 15% increase over the level prevailing during the recession years.


          2. Proposed cuts in health and welfare totaling $660 million. All of these cuts required federal law changes (including welfare reform, which was enacted), federal waivers, or federal budget appropriations in order to be achieved. Ultimate federal actions after enactment of the Budget Act will allow the State to save only about $360 million of this amount.



          3. A 4.9 percent increase in funding for the University of California and the California State University system, with no increases in student fees for the second consecutive year.


          4. The Budget Act assumed the federal government would provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund.



  With signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The General Fund fund balance, however, still reflects $1.6 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1996-97 Budget Act contained a $150 million appropriation from the General Fund toward this settlement.



  The Department of Finance projected, when the Budget Act was passed, that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no external cross- fiscal year borrowing will be needed. The State will continue to rely on internal borrowing and intra-year external note borrowing to meet its cash flow requirements.



  The Department of Finance has reported that, based on stronger than expected revenues during the first six months of the 1996-97 fiscal year, reflecting the continued strength of the

State's economic recovery, General Fund revenues for the full 1996-97 fiscal year will be almost $800 million above projections, at about $48.4 billion. This is expected to be offset by required increased payments to schools, and lower than expected savings resulting from federal welfare reform actions and federal aid for illegal immigrants. As a result, the expected balance of the SFEU at June 30, 1997 has been slightly reduced to about $197 million, still the first positive balance in the decade of the 90's. The State has not yet given any prediction of how the federal welfare reform law will impact the State's finances, or those of its local agencies; the State is in the midst of making many decisions concerning implementation of the new welfare law.


  Proposed 1997-98 Budget.  On January 9, 1997, the Governor released his
  -----------------------
proposed budget for FY 1997-98. Assuming continuing strength in the economy, the Governor projects General Fund revenues of $50.7 billion, and proposes expenditures of $50.3 billion, to leave a budget reserve in the SFEU of $550 million at June 30, 1998. The Governor proposed further programs to reduce class size in lower primary grades, using excess revenues from FY 1996-97. He also proposed a further cut in corporate taxes, and sweeping changes in public assistance programs to respond to the new federal welfare reform law.



  Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



  Bond Ratings.  The ratings on California's long-term general
  ------------
obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996, Fitch and Standard & Poor's raised their ratings of California's general obligation bonds, which are currently assigned ratings of "A+" from Standard & Poor's, "A1" from Moody's and "A+" from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such obligations in the event of default.



  Legal Proceedings.  California is involved in certain legal
  ------------------
proceedings (described in California's recent financial statements) that, if decided against California, may require California to make significant future expenditures or may substantially impair revenues. Courts have recently entered decisions which could overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by California to the Public Employees Retirement System, reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



  Obligations of Other Issuers
  ----------------------------


  Other Issuers of California Instruments.  There are a number of state
  ---------------------------------------
agencies, instrumentalities and political subdivisions of the State of California that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of California.



  State Assistance.  Property tax revenues received by local governments
  ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of California's General Fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain governmental functions by the State of California to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for around 75% of General Fund spending. To reduce California General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up part of this shortfall, the Legislature proposed, and voters approved in 1993, dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.



  To the extent that California should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of state assistance to local governments may continue to be reduced. Any such reductions in state aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.




  Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which will have to be enacted by June, 1997 in order to comply with the federal welfare reform law. It is now yet known how the State's legislation will turn out and what its overall impact will be on local government finances.



  Assessment Bonds.  California Instruments which are assessment bonds may be
  ----------------
adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



  California Long-Term Lease Obligations.  Certain California long-term lease
  --------------------------------------
obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

  Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a state receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State of California was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court upheld the validity of the lease, and the case was subsequently settled. Any ultimate judgment in any future case against the position taken by the Trustee may have adverse implications for lease transactions of a similar nature by other California entities.


  Other Considerations
  --------------------


  The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.



  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Instruments in which the California Portfolio may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Instruments.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the Tax-Exempt California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates;
(ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.



INVESTING IN NEW YORK



  Some of the significant financial considerations relating to the Tax-Exempt New York Portfolio's investments in New York Instruments are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Instruments that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.



STATE ECONOMY.  New York is the third most populous state in the nation and has
-------------
a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.



  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.



  There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



  State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by 21.3 percent while the labor force grew only by 15.7 percent. During this period, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by
5.5 percent. As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.



STATE BUDGET.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



  The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

  The Governor's Executive Budget projected balance on a cash basis in the General Portfolio. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.



  On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.



  The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State- supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996- 97 State Financial Plan").



  The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Portfolio spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than- projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.



  The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid- Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Portfolio of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

  Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one- half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.



  One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996- 97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.



  Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.



  On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.



  The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Portfolio expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.



  On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program
(AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.



  On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.



  States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.



  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future- year impact of actions taken in the 1996-97 budget.



  In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.



RECENT FINANCIAL RESULTS.  The General Portfolio is the principal operating
------------------------
Portfolio of the State and is used to account for all financial transactions, except those required to be accounted for in another Portfolio. It is the State's largest Portfolio and receives almost all State taxes and other resources not dedicated to particular purposes.



  The General Portfolio is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other Portfolios are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Portfolio disbursements and transfers to other Portfolios are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.



  Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.



  The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental Portfolios of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.



DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.



  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.



  In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.



  In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State Portfolios dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.



  Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.



  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.



  The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.



  In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.



  Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.



  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.



LITIGATION.  Certain litigation pending against the State or its officers or
----------
employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.



  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on
        -----------------    -----------------
January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve Portfolio was settled in June 1996 and certain amounts in a Supplemental Reserve Portfolio previously credited by the State against prior State and local pension contributions will be paid in 1998.



  The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.



  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.



AUTHORITIES.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.



  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State Portfolios.



NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.



  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.


  In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since
1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.



  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City proceeds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of

December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.



  The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.



  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



  From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

  On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.



  The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap- closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap- closing program for the 1996 fiscal year.



  The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.



  The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare
programs.   The nature and extent of the impact on the City of the federal and
State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.



  The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.



  The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.

  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short- term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.



  Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.



  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.



  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



  Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.



  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.



STANDBY COMMITMENTS


  In order to enhance the liquidity, stability or quality of municipal obligations, the Prime Obligations, Money Market, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or "standby commitment", depending on its characteristics. The aggregate price which a Portfolio pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.



  Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security from the Portfolio. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Portfolio. In considering whether a security meets a Portfolio's quality standards, the Adviser will look to the creditworthiness of the party providing the Portfolio with the right to sell.



  The Portfolios value municipal obligations which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Portfolio's net asset value. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the policy of each Portfolio that may enter into standby commitment transactions is to enter into such transactions only with banks, brokers or dealers which represent a minimal risk of default. The duration of standby commitments will not be a factor in determining the weighted average maturity of a Portfolio.



  Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which Tax-Exempt Diversified Portfolio and Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. The

Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its unitholders. There is no assurance that standby commitments will be available to a Portfolio nor has any Portfolio assumed that such commitments will continue to be available under all market conditions.



                             INVESTMENT LIMITATIONS



  The following restrictions may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the units of that Portfolio present at a meeting if the holders of more than 50% of the outstanding units of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding units of that Portfolio). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, with the exception of borrowings permitted by Investment Restriction
(3).


  Accordingly, the Trust may not, on behalf of any Portfolio:


     (1) make any investment inconsistent with the Portfolio's classification as a diversified company under the Investment Company Act of 1940, as amended ("the Act"). This restriction does not, however, apply to any Portfolio classified as a non- diversified company under the Act.

     (2) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in bank obligations.



     (3) borrow money, except (a) that the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law.



     (4) make loans, except (a) through the purchase of debt obligations in accordance with each Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.



     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.



     (6) purchase, hold or deal in real estate, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.



     (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.



     (8) issue senior securities to the extent such issuance would violate applicable law.



  Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Portfolio.



  As money market funds, the Portfolios must also comply with Rule 2a-7 under the Investment Company Act. Amendments to Rule 2a-7 have been proposed and are expected to be effective at some time in 1997. The following assumes that such amendments are in effect as currently proposed. While a detailed and technical Rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity of any security in a Portfolio's portfolio may not exceed 397 days and a Portfolio's average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectus). Each Portfolio, other than the Tax-Exempt Portfolios, as a matter of non- fundamental policy only invests in First Tier securities. Portfolio diversification. The Prime Obligations, Government, Treasury Obligations, Money Market, Federal, Treasury Instruments and Tax- Exempt Diversified Portfolios may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Portfolios may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. Tax-Exempt New York and Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such funds may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier securities. Immediately after the acquisition of any put

(i.e., the right to sell the security within a specified period at a price equal to its amortized cost), with respect to 75% of the assets of a Portfolio, no more than 10% of the Portfolio's total assets may be invested in securities issued by or subject to puts issued by the same issuer. In the case of the Tax-Exempt Portfolios (which are the only Portfolios that invest in Second Tier securities), immediately after the acquisition of a put that is a Second Tier security, no more than 5% of the Tax- Exempt Portfolio's total assets may be invested in securities or puts issued by the institution that issued the put. The Tax- Exempt Portfolios' investment in Second Tier securities that are conduit securities, which are municipal securities involving an agreement or arrangement other than the issuer of the municipal security, that are not subject to an unconditional demand feature, may not exceed 5% of the Portfolio's total assets and the Portfolio's investment in such conduit securities issued by any issuer may not exceed 1% of the Portfolio's total assets. Securities which are rated in the highest short-term rating category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO, are "First Tier Securities". Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not First Tier Securities are "Second Tier Securities." NRSROs include S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thomson BankWatch, Inc. For a description of their rating categories, see Appendix A.



  "Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities.



                             TRUSTEES AND OFFICERS



  Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.

NAME, AGE               POSITIONS          PRINCIPAL OCCUPATION(S)

AND ADDRESS             WITH TRUST         DURING PAST 5 YEARS
-----------             ----------         -------------------

Ashok N. Bakhru, 53     Chairman  Executive    Vice President -
1325 Ave. of Americas      & Trustee           Finance and Administration
NY, NY  10019              and Administration  Chief Financial Officer,
Officier, Coty             Inc. (since April 1996);  President, ABN
Associates  (June 1994 to April 1996); Senior Vice Presient of
Scott Paper Company until June 1994;

                              Director of Arkwright Mutual
                              Insurance Company; Trustee of
                              International House of
                              Philadelphia; Member of Cornell
                              University Council; Trustee of
                              the Walnut Street Theater.

*David B. Ford, 51           Trustee Managing Director, Goldman
One New York Plaza           Sachs (since 1996); General
New York, NY 10004                     Partner, Goldman
                             Sachs (1986- 1996); Co-Head of
                             GSAM (since December 1994).

                                   NAME, AGE       POSITIONS
                                      PRINCIPAL OCCUPATION(S)

AND ADDRESS         WITH TRUST     DURING PAST 5 YEARS
---------------------------  ---------------------------  ----------------------

*John P. McNulty,   44 Trustee      Managing Director, Goldman
One New York Plaza                  Sachs (since 1996); General
New York, NY  10004                 Partner of Goldman Sachs (1990- 1994 and
                                    1995-1996); Co-Head of GSAM (since November
                                    1995); Limited Partner of Goldman Sachs
                                    (1994 to November 1995).



*Mary P. McPherson, 60 Trustee      President of Bryn Mawr College
Taylor Hall                         (since 1978); Director of Josiah
Bryn Mawr, PA  19010                Macy, Jr. Foundation (since 1977); Director
                                    of the Philadelphia Contributionship (since
                                    1985); Director of Amherst College (since
                                    1986); Director of Dayton Hudson Corporation
                                    (since 1988); Director of the Spencer
                                    Foundation (since 1993); and member of PNC
                                    Advisory Board (since 1993).


*Alan A. Shuch,     48 Trustee      Limited Partner, Goldman Sachs
One New York Plaza                  (since 1994); Director and
New York, NY 10004                  Vice President of Goldman Sachs Funds
                                    Management, Inc. (from April 1990 to
                                    November 1994); President and Chief
                                    Operating Officer, GSAM (from September 1988 to November 1994).



Jackson W. Smart,   66 Trustee Chairman, Executive Committee, One
Northfield Plaza          First Commonwealth, Inc. (a
#218                      managed dental care company),
Northfield, IL 60093                (since January 1996); Chairman and Chief
                                    Executive Officer, MSP Communications Inc.
                                    (a company engaged in radio broadcasting)
                                    (since November 1988); Director,
                                    Federal Express Corporation (since 1976),
                                    Evanston Hospital Corporation (since 1980),
                                    First Commonwealth, Inc. (since 1988) and
                                    North American Private Equity Group

                                    (a
                                    venture capital fund).


William H. Springer, 67  Trustee    Vice Chairman and Chief
701 Morningside Drive               Financial and Administrative
Lake Forest, IL 60045               Officer of Ameritech (a telecommunications
                                    holding company)(February 1987 to June
                                    1991); Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress
                                    & Co. (a closed-end, management investment company).



Richard P. Strubel, 57  Trustee     Managing Director, Tandem
70 West Madison St.                 Partners, Inc. (since 1990);
Suite 1400                          President and Chief Executive
Chicago, IL 60602                   Officer, Microdot, Inc.
                                    (a diversified manufacturer
                                    of fastening systems and
                                    connectors)(January 1984 to
                                    October 1994).

*Douglas C. Grip,   35 Trustee      Vice President, Goldman Sachs
One New York Plaza                  & President  (since May 1996); President,
New York, NY 10004                  MFS Retirement Services Inc.,
                                    of Massachusetts Financial
                                    Services(prior thereto).

*Scott M. Gilman,   37 Treasurer Director, Mutual Funds Admin-
One New York Plaza                  istration, GSAM (since April
New York, NY  10004                 1994); Assistant Treasurer, Goldman Sachs
                                    Funds Management, Inc. (since March 1993);
                                    Vice President, Goldman Sachs (since March
                                    1990).



*John M. Perlowski, 32    Assistant Vice President, Goldman Sachs
One New York Plaza        Treasurer  (since July 1995); Director,
New York, NY  10004       Investors Bank and Trust Company (November 1993 to
                          July 1995); Audit Manager of Arthur Andersen LLP
                          (prior thereto).


*John W. Mosior,    58    Vice  Vice President, Goldman Sachs
4900 Sears Tower          President and Manager of Shareholder
Chicago, IL  60606        Servicing of GSAM (since November 1989).

*Nancy L.  Mucker,  47    Vice Vice President, Goldman Sachs;
4900 Sears Tower          President Manager of Shareholder Ser-

Chicago, IL  60606        vicing of GSAM (since November 1989)

NAME, AGE            POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS          WITH TRUST     DURING PAST 5 YEARS
-----------          ----------  -------------------


*Michael J. Richman, 36  Secretary    Associate General Counsel of
85 Broad Street                       GSAM (since February 1994);
New York, NY  10004                   Vice President and Assistant General
                                      Counsel of Goldman Sachs (since June
                                      1992); Counsel to the Funds Group, GSAM
                                      (since June 1992); Partner, Hale and Dorr
                                      (September 1991 to June 1992).



*Howard B. Surloff, 31  Assistant     Assistant General Counsel and
85 Broad Street         Secretary     Vice President, Goldman Sachs
New York, NY 10004                    (since November 1993 and May 1994,
                                      respectively ); Counsel to the Funds
                                      Group, GSAM (since November 1993);
                                      Associate of Shereff, Friedman, Hoffman &
                                      Goodman (prior thereto).



*Valerie A. Zondorak, 31 Assistant    Vice President, Goldman Sachs
85 Broad Street          Secretary    (since March 1997); Counsel to
New York, NY 10004                    the Funds Group, GSAM (since
                                      March 1997); Associate of Shereff
                                      Friedman, Hoffman & Goodman
                                      (prior thereto).


*Steven E. Hartstein, 33 Assistant    Legal Products Analyst,
85 Broad Street          Secretary    Goldman Sachs (June 1993 to
New York, NY 10004                    present); Funds Compliance Officer,
                                      Citibank Global Asset Management (August
                                      1991 to June 1993).

*Deborah Farrell, 25     Assistant     Legal Assistant, Goldman
85 Broad Street          Secretary    Sachs (since January 1994).
New York, NY 10004                    Formerly at Cleary Gottlieb,
                                      Steen and Hamilton.


*Kaysie P. Uniacke, 36   Assistant    Vice President and Senior
One New York Plaza       Secretary    Portfolio Manager, GSAM
New York, NY 10004                    (since 1988).



*Elizabeth D.
Anderson, 27             Assistant    Portfolio Manager, GSAM (since
One New York Plaza       Secretary    April 1996); Junior Portfolio
New York, NY 10004                    Manager, GSAM (1995-1996);

                                      Funds Trading Assistant, GSAM (1993-1995);
                                      Compliance Analyst, Prudential Insurance
                                      (1991-1993).



      Each interested Trustee and officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of _____________, 1997 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each of the Portfolios.



     The Trust pays each of its Trustees, other than those who are "interested persons" of Goldman Sachs a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

  The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1997:





                                                        Pension or              Total
                                                        Retirement          Compensation
                                                      Benefits  Accrued      from Goldman
                                Aggregate            as  Part of            Sachs Funds
                                Compensation from       Portfolios'         (including  the
Name of Trustee                 the Portfolios          Expenses             Portfolios)*
---------------                 ------------------   --------------------   ---------------

Paul C. Nagel, Jr.**          $18,150                          $0              $62,450

Ashok N. Bakhru               $22,729                          $0              $69,299

Marcia L. Beck***                  $0                          $0                   $0

David B. Ford                      $0                          $0                   $0

Alan A. Shuch                      $0                          $0                   $0

Jackson W. Smart              $18,893                          $0              $58,954

William H. Springer           $18,893                          $0              $58,954

Richard P. Strubel            $18,893                          $0              $58,954

______________



          * The Goldman Sachs Trust consisted of 36 mutual funds, including the nine portfolios, on December 31, 1997.

**        Retired as of June 30, 1996.

***       Resigned as President and Trustee of the Trust on May 1, 1996.

                          THE ADVISER, DISTRIBUTOR AND

                                 TRANSFER AGENT



THE ADVISER



  GSAM, a separate operating division of Goldman Sachs, acts as the investment adviser to the Portfolios. Under the Advisory Agreement between Goldman Sachs on behalf of GSAM and the Trust on behalf of the Portfolios, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Portfolio, acts as investment adviser and directs the investments of the Portfolios. In addition, GSAM administers the Portfolios' business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust's custodian, transfer agent, or other organizations) clerical recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, the Trust pays GSAM a fee, computed daily and paid monthly at an annual rate of .35% of each Portfolio's average daily net assets. GSAM has agreed to reduce or otherwise limit certain other expenses (excluding fees payable to Service Organizations, taxes, interest, brokerage and litigation, indemnification and other extraordinary expenses) of each Portfolio, on an annualized basis, to .06% of the average daily net assets of the Treasury Instruments, Money Market, Federal, Tax- Exempt Diversified and Tax-Exempt New York Portfolios; and to .07% of the average daily net assets of the Prime Obligations, Treasury Obligations, Government and Tax-Exempt California Portfolios. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Portfolio's estimated annualized expense ratio and the expense limit for that Portfolio. This amount shall be reduced by any prior payments related to the current fiscal year. GSAM has also voluntarily agreed to waive a portion of its advisory fee for the Treasury Instruments, Money Market, Federal, Tax-Exempt Diversified and Tax- Exempt New York Portfolios during the fiscal year ended December 31, 1997.



  The Trust, on behalf of each Portfolio, is responsible for all expenses other than those expressly borne by GSAM under the Portfolios' Advisory Agreement.
The expenses borne by Units of each Portfolio include, without limitation, the fees payable to GSAM, the fees and expenses of the Portfolios' custodian, fees and expenses of the Portfolios' transfer agent, filing fees for the registration or qualification of Units under federal or state securities laws, expenses of the organization of the Portfolios, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Portfolios), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to Unitholders and regulatory authorities, its proportionate share of the compensation and expenses of its "non-interested" Trustees, and extraordinary expenses incurred by the Portfolios.



  The Advisory Agreement entered into on behalf of the Portfolios was most recently approved by the Board of Trustees, including the"non-interested" Trustees, on April 23, 1997 and by the unitholders of each Portfolio (other than the Treasury Instruments and Tax-Exempt New York Portfolios) on April 19, 1990 and by the unitholders of the Treasury Instruments and Tax-Exempt New York Portfolios on June 3, 1991. The Advisory Agreement will remain in effect until June 30, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Portfolio, as defined in the Investment Company Act, and, in either case, by a majority of "non-interested" Trustees.



  For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 the amount of the advisory fee incurred by each Portfolio was as follows:



                             1997     1996          1995

Prime Obligations Portfolio         $5,185,990  $6,728,074

Money Market Portfolio               2,955,074   2,618,275
Treasury Obligations Portfolio       3,157,511   3,206,490
Treasury Instruments Portfolio       1,555,342   1,079,236
Government Portfolio                 2,509,206   3,259,056
Federal Portfolio                    5,426,430   4,543,196
Tax-Exempt Diversified Portfolio     3,850,742   3,795,451

Tax-Exempt California Portfolio      1,410,751   1,030,447

Tax-Exempt New York Portfolio          266,835     234,853


  GSAM agreed not to impose a portion of its advisory fees for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 with respect to the Money Market, Treasury Instruments, Federal, Tax-Exempt Diversified and Tax-Exempt New

York Portfolios. Had such fees been imposed, the following additional fees would have been incurred for the periods indicated:

                                 1997         1996        1995

Money Market Portfolio                    $  492,512  $  436,325
Treasury Instruments Portfolio             2,073,789   1,438,992
Federal Portfolio                          4,069,823   3,407,655
Tax-Exempt Diversified Portfolio           1,540,297   1,518,129
Tax-Exempt New York Portfolio                 92,366     109,464


  In addition, GSAM assumed certain expenses related to the operations of each Portfolio during various periods of 1997, 1996 and 1995 to the extent such expenses would have caused each Portfolio's total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:


                               1997           1996       1995
                               ----           ----       ----

Prime Obligations Portfolio                 $234,432    $347,317

Money Market Portfolio                      243,590      135,715
Treasury Obligations Portfolio              212,886      203,882
Treasury Instruments Portfolio              220,794      223,652
Government Portfolio                        231,536      276,785
Federal Portfolio                           452,463      302,153
Tax-Exempt Diversified Portfolio            24,367       239,829
Tax-Exempt California Portfolio             22,092        19,625
Tax-Exempt New York Portfolio               16,029        32,403




  The Advisory Agreement provides that GSAM shall not be liable to a Portfolio for any error of judgment by GSAM or for any loss sustained by the Portfolio except in the case of GSAM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Portfolio may use any name derived from the name "Goldman Sachs" only so long as the Advisory Agreement remains in effect. The Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated with respect to any particular Portfolio without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to GSAM or by GSAM without penalty at any time on 90 days' written notice to the Trust.



  Under the Advisory Agreement, GSAM is also responsible for the administration of each Portfolio's business affairs subject to the supervision of the Trustees and, in connection therewith, furnishes each Portfolio with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping functions, to the extent not provided pursuant to the Portfolios' custodian agreements; preparation and filing of documents required to comply with federal and state securities laws; supervising the activities of the Portfolios' custodian and transfer agent; providing assistance in connection with meetings of the Trustees and unitholders; and other administrative services necessary to conduct the Trust's business.


  In managing the Tax-Exempt Diversified Portfolio, the Tax-Exempt California Portfolio and the Tax-Exempt New York Portfolio, GSAM will draw upon the extensive research generated by Goldman Sachs' Municipal Credit Group. The Credit Group's research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.



THE DISTRIBUTOR AND TRANSFER AGENT



  Goldman Sachs acts as principal underwriter and distributor of each Portfolio's units. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on April 23, 1997. Goldman Sachs retained approximately $300 of commissions on redemptions of Class B shares during 1996. Goldman Sachs also serves as the Portfolios' transfer agent. Goldman Sachs provides customary transfer agency services to the Portfolios, including the handling of unitholder communications, the processing of unitholder transactions, the maintenance of unitholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each Portfolio (other than the Prime Obligations Portfolio). With respect to the Prime Obligations Portfolio, Goldman Sachs is entitled to receive a fee from the Portfolio equal to the classes proportionate share of the total transfer agency fees borne by the Portfolio, which are equal to $12,000 per year plus $7.50 per account, together with out-of-pocket expenses (including those out of pocket expenses payable to servicing agents) applicable to ILA Class B and ILA Class C Units and .04% of the average daily net assets of the other classes of the Prime Obligations Portfolio. Goldman Sachs may from time to time agree that the fee it would otherwise be entitled to receive under its transfer agency agreement will be reduced.



  For the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 the Portfolios incurred transfer agency fees as follows:

                                1997                1996          1995

Prime Obligations Portfolio                        $592,685      $768,923
Money Market Portfolio                              394,010       349,060
Treasury Obligations Portfolio                      360,858       366,456
Treasury Instruments Portfolio                      414,758       287,798
Government Portfolio                                286,766       372,463
Federal Portfolio                                 1,085,286       908,708
Tax-Exempt Diversified Portfolio                    616,119       607,252
Tax-Exempt California Portfolio                     161,229       117,765
Tax-Exempt New York Portfolio                        41,051        39,298


  Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of ___________, 1997, Goldman Sachs and its consolidated subsidiaries had assets of approximately $___ billion and partners' capital of $___ billion. Goldman Sachs became registered as an investment adviser in 1981. As of ________, 1997, Goldman Sachs, together with its affiliates, acted as investment adviser, administrator or distributor for approximately $_____ billion in total assets.



  ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY
  ----------------------------------------------------------------------------
GOLDMAN SACHS.  The involvement of the Adviser and Goldman Sachs and their
-------------
affiliates, in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.



  Goldman Sachs and its affiliates, including, without limita- tion, the Adviser and its advisory affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or which engage in transactions in the same types of securities, currencies and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Portfolios invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Portfolios, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.


  From time to time, the Portfolios' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which, or in securities of issuers for which, the Adviser and/or its affiliates are performing services or when position limits have been reached.



  In connection with their management of the Portfolios, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Portfolios. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Portfolios.



  The results of each Portfolio's investment activities may differ significantly from the results achieved by the Adviser and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.



  An investment policy committee which may include partners of

Goldman Sachs and its affiliates may develop general policies regarding a Portfolio's activities, but will not be involved in the day-to-day management of such Portfolio. In such instances, those individuals may, as a result, obtain information regarding the Portfolio's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities, currencies and investments similar to those in which the Portfolio invests.



  In addition, certain principals and certain of the employees of the Adviser are also principals or employees of Goldman Sachs or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.



  The Adviser may enter into transactions and invest in instruments in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interest of the client. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.



  Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Portfolio's creditworthiness.



  From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Portfolio in order to increase the assets of the Portfolio. Increasing a Portfolio's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Portfolio's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Portfolio acquired for its own account. A large redemption of shares of a Portfolio by Goldman Sachs could significantly reduce the asset size of the Portfolio, which might have an adverse effect on a Portfolio's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Portfolio and other unitholders in deciding whether to redeem its units.



                             PORTFOLIO TRANSACTIONS


  GSAM places the portfolio transactions of the Portfolios and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Portfolio and at reasonable competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Portfolios are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.



  Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Portfolios buy, hold or sell. An order has been granted by the SEC under the Investment Company Act which permits the Portfolios to deal with Goldman Sachs in transactions in certain taxable securities in which Goldman Sachs acts as principal. As a result, the Portfolios may trade with Goldman Sachs as principal subject to the terms and conditions of such exemption.

  Under the Investment Company Act, the Portfolios are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under such Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust's assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs' active role in the underwriting of debt securities, a Portfolio's ability to purchase debt securities in the primary market may from time to time be limited.



  In certain instances there may be securities which are suitable for more than one Portfolio as well as for one or more of the other clients of GSAM. Investment decisions for each Portfolio and for GSAM's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Each Portfolio believes that over time its ability to participate in volume transactions will produce better executions for the Portfolios.



  During the fiscal year ended December 31, 1997, the Trust acquired and sold securities of its regular broker/dealers: Bear Stearns, Chase Manhattan, Daiwa Securities, Lehman, Morgan Stanley, Smith Barney Inc., Swiss Bank Corp. and Union Bank of Switzerland.



  As of December 31, 1997, the Prime Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands): Chase Manhattan ($______), Smith Barney ($______), Morgan Stanley ($______), and Swiss Bank Corp. ($_____).



  As of December 31, 1997, the Money Market Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1 under the Investment Company Act, or their parents ($ in thousands):
Bear Stearns ($______), Morgan Stanley ($______), Chase Manhattan ($_______), and Swiss Bank Corp. ($______).


  As of December 31, 1997, the Treasury Obligations Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($______), Daiwa Securities ($______), Lehman ($______), Smith Barney Inc. ($______), Union Bank of Switzerland ($______), Chase Manhattan ($_______), Morgan Stanley ($_______), and Swiss Bank Corp. ($______).



  As of December 31, 1997, the Government Portfolio held the following amounts of securities of its regular broker/dealers; as defined in Rule 10b-1, or their parents ($ in thousands): Bear Stearns Companies ($______), Daiwa Securities ($______), Lehman ($______), Morgan Stanley ($_______), Chase Manhattan ($_______), and Swiss Bank Corp. ($______).



                                NET ASSET VALUE



  The net asset value per unit of each Portfolio is determined by the Portfolios' custodian as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.



  Each Portfolio's securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $ 1.00 per unit, which the Board of Trustees has determined to be in the best interest of the Portfolios and their unitholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During such periods, the yield to an investor in a Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on units of a Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he or she purchased units of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.



  The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per unit as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per unit based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing unitholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of units in kind; or establishing a net asset value per unit by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per unit at $1.00 the Trustees have the authority (1) to reduce or increase the number of units outstanding on a pro rata basis, and (2) to offset each unitholder's pro rata portion of the deviation between the net asset value per unit and $1.00 from the unitholder's accrued dividend account or from future dividends. Each Portfolio may hold cash for the purpose of stabilizing its net asset value per unit. Holdings of cash, on which no return is earned, would tend to lower the yield on such Portfolio's units.



  In order to continue to use the amortized cost method of valuation for each Portfolio's investments, the Portfolios must comply with Rule 2a-7. See "Investment Restrictions."



  The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are to be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made. In addition, within each Portfolio, ILA Units, ILA Administration Units, ILA Service Units and ILA Class B and Class C Units (Prime Obligations Portfolio only) will be subject to different expense structures (see "Organization and Capitalization").



                                  REDEMPTIONS



  The Trust may suspend the right of redemption of units of a Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted, (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the unitholders of the Trust or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of the Portfolio's units.



  The Trust agrees to redeem units of each Portfolio solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one unitholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Portfolio's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the units being redeemed. If a unitholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.



CALCULATION OF YIELD QUOTATIONS

  Each Portfolio's yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one unit at the beginning of a seven-day period.



  Yield, effective yield and tax-equivalent yield are calculated separately for each class of units of a Portfolio. Each type of unit is subject to different fees and expenses and may have differing yields for the same period.

  The yield quotation is computed as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Portfolio.



  Each Portfolio also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:



            Effective Yield = [(base period return + 1)365/7] - 1



  The Tax-Exempt Diversified, Tax-Exempt California, Tax-Exempt New York, Federal and Treasury Instruments Portfolios may also advertise a tax-equivalent yield which is computed by dividing that portion of a Portfolio's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.



  Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the return for a Portfolio will fluctuate from time to time and does not provide a basis for determining future returns. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Portfolio. The return of a Portfolio may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.



  The yield, effective yield and tax-equivalent yield of each Portfolio with respect to ILA Units, ILA Administration Units, ILA Service Units and ILA Class B Units for the seven-day period ended December 31, 1997 were as follows:



                                                 Tax-
                                     Effective Equivalent
                                Yield  Yield     Yield
                                -----  -----     -----
Prime Obligations Portfolio:

  ILA Units                      5.12  5.25       N/A

                                                  Tax-
                                      Effective Equivalent
                                Yield   Yield     Yield
                                -----   -----     -----

  ILA Administration Units       4.97     5.10     N/A
  ILA Service Units              4.72     4.85     N/A
  ILA Class B Units              4.12     4.25     N/A
Money Market Portfolio:

  ILA Units                      5.20     5.33     N/A
  ILA Administration Units       5.05     5.18     N/A
  ILA Service Units              4.80     4.93     N/A

Treasury Obligations Portfolio:
  ILA Units                      5.19     5.32     N/A
  ILA Administration Units       5.04     5.17     N/A
  ILA Service Units              4.79     4.92     N/A

Treasury Instruments Portfolio:
  ILA Units                      4.84     4.95     N/A

  ILA Administration Units       4.69     4.80     N/A

  ILA Service Units              4.44     4.55     N/A

Government Portfolio:
  ILA Units                      5.19     5.32     N/A
  ILA Administration Units       5.04     5.17     N/A
  ILA Service Units              4.79     4.92     N/A

Federal Portfolio:
  ILA Units                      5.15     5.28     N/A
  ILA Administration Units       5.00     5.13     N/A
  ILA Service Units              4.75     4.88     N/A

Tax-Exempt Diversified Portfolio:
  ILA Units                      3.58     3.64     5.93
  ILA Administration Units       3.43     3.49     5.68
  ILA Service Units              3.18     3.24     5.26

Tax-Exempt California Portfolio***:
  ILA Units                      3.47     3.53     5.75
  ILA Administration Units       3.32     3.38     5.50
  ILA Service Units**            3.07     3.13     5.08

Tax-Exempt New York Portfolio*
  ILA Units                      3.52     3.58     5.83
  ILA Administration Units       3.37     3.43     5.58
  ILA Service Units**            3.12     3.18     5.17

-------------------------

 * 6.39%, 6.12% and 5.67%  for the ILA Units, ILA Administration Units and
   ILA Service Units, respectively, when taking New York State taxes into account, and 6.72%, 6.43% and 5.96%, respectively, when taking New York City taxes into account.



** Assuming such Units had been outstanding and were subject to maximum administration or service fees.

*** 6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
    Service Units, respectively, when taking California State taxes into account.


  The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Adviser. See "The Adviser, Distributor and Transfer Agent." In the absence of such fee reductions and expense limitations, the yield of each Portfolio for the same period would have been as follows:





                                                           Tax-
                                              Effective  Equivalent
                                      Yield     Yield      Yield
                                      -------   -----      ------

Prime Obligations Portfolio

  ILA Units                            5.10       5.23      N/A

  ILA Administration Units             4.95       5.08      N/A
  ILA Service Units                    4.70       4.83      N/A
  ILA Class B Units                    4.10       4.23      N/A

Money Market Portfolio
  ILA Units                            5.15       5.28      N/A
  ILA Administration Units             5.00       5.13      N/A
  ILA Service Units                    4.75       4.88      N/A

Treasury Obligations Portfolio
  ILA Units                            5.16       5.30      N/A
  ILA Administration Units             5.01       5.15      N/A
  ILA Service Units                    4.76       4.90      N/A

Treasury Instruments Portfolio
  ILA Units                            4.62       4.73      N/A
  ILA Administration Units             4.47       4.58      N/A
  ILA Service Units                    4.22       4.33      N/A

Government Portfolio
  ILA Units                            5.16       5.30      N/A
  ILA Administration Units             5.01       5.15      N/A
  ILA Service Units                    4.76       4.90      N/A

Federal Portfolio
  ILA Units                            4.99       5.11      N/A
  ILA Administration Units             4.84       4.96      N/A
  ILA Service Units                    4.59       4.71      N/A

Tax-Exempt Diversified Portfolio
  ILA Units                            3.48       3.54      5.76
  ILA Administration Units             3.33       3.39      5.51
  ILA Service Units                    3.08       3.14      5.10

Tax-Exempt California Portfolio***
  ILA Units                            3.47        3.53  5.75
  ILA Administration Units             3.32        3.38  5.50
  ILA Service Units**                  3.07        3.13  5.08

Tax-Exempt New York Portfolio*
  ILA Units                            3.42        3.48  5.66

  ILA Administration Units             3.27        3.33  5.41
  ILA Service Units**                  3.02        3.08  5.00

------------------------------------



   * 6.21%, 5.94% and 5.48% for the ILA Units, ILA Administration Units and ILA Service Units, respectively, when taking New York State taxes into account, and 6.53%, 6.24% and 5.77%, respectively, when taking New York City taxes into account.



** Assuming such Units had been outstanding and were subject to maximum administration or service fees.



***  6.48%, 6.20% and 5.73% for the ILA Units, ILA Administration Units and ILA
   Service Units, respectively, when taking the California State Taxes into account.



  The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 1997 are based on a federal marginal tax rate of 39.6%.



  With respect to the Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.30% is being assumed in addition to the 39.6% federal tax rate, for a combined tax rate of 46.42%. With respect to the Tax-Exempt New York Portfolio, the tax equivalent yields are being shown under three scenarios. The first scenario assumes a federal marginal tax rate of 39.6%, the second scenario assumes a New York top marginal State personal income tax rate of 6.85%, for a combined effective tax rate of 44.94%. The third scenario assumes a New York City top marginal personal income tax rate of 4.46% in addition to the above federal and New York State tax rates, for a combined effective tax rate of 47.63%. The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability.



  In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed or recommended by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may form a part of such an asset allocation strategy. Such advertisements and information may also include a discussion of GSAM's current economic outlook and domestic and international market views and recommend periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material which highlight or summarize the services provided in support of an asset allocation program.



  From time to time any Portfolio may publish an indication of its past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Money, Morningstar Mutual Funds, Micropal, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.



  The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including (without limitation): inflation and interest rates, certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts and repurchase agreements. The Trust may also compare a Portfolio's performance with that of other mutual funds with similar investment objectives.

  The composition of the investments in such mutual funds, comparative indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. Indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance data.



  A Portfolio's performance data will be based on historical results and is not intended to indicate future performance. A Portfolio's performance will vary based on market conditions, portfolio expenses, portfolio investments and other factors. Return for a Portfolio will fluctuate unlike certain bank deposits or other investments which pay a fixed yield or return.



  The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request. The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current holdings.



  In addition, from time to time, quotations from articles from financial and other publications, such as those listed above, may be used in advertisements, sales literature and in reports to unitholders.

                                TAX INFORMATION



  Each Portfolio has qualified and has elected or intends to qualify and elect to be treated and to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.



  In order to qualify as a regulated investment company, each Portfolio must, among other things, (a) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other investments (the "90% Test"); (b) derive less than 30% of its gross income for the taxable year from the sale or other disposition of stock or securities or certain other investments held less than three months; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.



  Each Portfolio, as a regulated investment company, will not be subject to federal income tax on any of its net investment income and net realized capital gains that are distributed to unitholders with respect to any taxable year in accordance with the Code's timing and other requirements, provided that the Portfolio distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than "net capital gain," which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Portfolio that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Portfolio will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year. In order to avoid a non-deductible 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Portfolio paid no federal income tax.



  Dividends paid by a Portfolio from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of unitholders. Such distributions will not qualify for the corporate dividends-received deduction. Dividends paid by a Portfolio from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to unitholders as long-term capital gain, regardless of the length of time the units of a Portfolio have been held by such unitholders, and also will not qualify for the corporate dividends-received deduction. A Portfolio's net realized capital gains for a taxable year are computed by taking into account realized capital losses, including any capital loss carryforward of that Portfolio.



  Distributions paid by the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios from tax-exempt interest received by them and properly designated as "exempt- interest dividends" will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Portfolio's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section
                                         - -
103(a) of the Code (not including units of other regulated investment companies that may pay exempt-interest dividends, because such units are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Portfolios from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. A portion of any tax-exempt distributions attributable to interest on certain "private activity bonds," if any, received by a Portfolio may constitute a tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular unitholders. In addition, tax-exempt distributions of the Portfolios may be considered in computing the "adjusted current earnings" preference item of their corporate unitholders in determining the corporate alternative minimum tax. To the extent that the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from Federal income tax, or earn other taxable income any distributions of income from such investments or other taxable income will be taxable to unitholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry units of the Portfolio will generally not be deductible. The availability of tax-exempt obligations and the value of the Portfolios may be affected by restrictive tax legislation enacted in recent years.


  In purchasing municipal obligations, the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios rely on opinions of nationally-recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Portfolios do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct.



  Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in units or in cash. Unitholders electing to receive distributions in the form of additional units will have a cost basis in each unit so received equal to the amount of cash they would have received had they elected to receive cash.



  Certain Portfolios may be subject to foreign withholding taxes or other foreign taxes with respect to their investments in certain securities of foreign entities. These taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties in some cases, and each Portfolio intends to satisfy any procedural requirements to qualify for benefits under these treaties. Although no Portfolio anticipates that more than 50% of the value of its total assets at the close of a taxable year will be composed of securities of foreign corporations, if the 50% requirement were satisfied by a portfolio, that a Portfolio could make an election under Code Section 853 to permit its unitholders to claim a credit or deduction on their federal income tax returns for their pro rata portion of qualified taxes paid by that Portfolio in foreign countries. In the event such an election is made, unitholders will be required to include their pro rata share of such taxes in gross income and may be entitled to claim a foreign tax credit or deduction with respect to such taxes, subject to certain limitations under the Code. Unitholders who are precluded from taking such credits or deductions will nevertheless be taxed on their pro rata share of the foreign taxes included in their gross income, unless they are otherwise exempt from federal income tax.



  Each Portfolio will be required to report to the Internal Revenue Service all taxable distributions, except in the case of certain exempt unitholders. Under the backup withholding provisions of Code Section 3406, all such distributions may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt unitholders who fail to furnish the Portfolio with their taxpayer identification number and with certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies a Portfolio that the number furnished by the unitholder is incorrect or that the unitholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will not be subject to backup withholding if the applicable Portfolio reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The Portfolios may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct, if applicable, or that the investor is an exempt recipient. If the withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in units, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.



  Redemptions (including exchanges) and other dispositions of units in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Portfolios successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a CDSC is imposed on the redemption or exchange of ILA Class B or Class C Units. All or a portion of such a loss may be disallowed under applicable code provisions in certain circumstances. Unitholders should consult their own tax advisors with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Portfolio Units is properly treated as a sale for tax purposes.



  All distributions (including exempt-interest dividends) whether received in units or cash, must be reported by each unitholder who is required to file a federal income tax return. The Portfolios will inform unitholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Unitholders who receive exempt-interest dividends and have not held their units of the applicable Portfolio for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax- exempt interest or tax preference income earned during the period of their investment in such Portfolio. Each unitholder should consult his or her own tax advisor to determine the tax consequences of an investment in a Portfolio in the unitholder's own state and locality.



  Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post- retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Unitholders should consult their tax advisers for more information.



  The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each unitholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of units of a Portfolio, including the possibility that such a unitholder may be subject to a U.S. nonresident alien withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on certain distributions from a Portfolio and, if a current IRS Form W-8 or acceptable substitute is not on file with the Portfolio, may be subject to backup withholding on certain payments.



STATE AND LOCAL



  The Portfolios may be subject to state or local taxes in jurisdictions in which the Portfolios may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Portfolio and its unitholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Portfolios may have tax consequences for unitholders that are different from those of a direct investment in the Portfolios' securities. Unitholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for unitholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Portfolios in securities issued by the particular state or the U.S. Government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. Government obligations and/or (ii) exempt from intangible property tax the value of the units of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.


  Provided that the Portfolios qualify as regulated investment companies and incur no federal income tax liability, the Portfolios may still be subject to New York State and City minimum taxes, which are small in amount.



  California State Taxation. The following discussion of California tax law assumes that the Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay "exempt interest dividends" which will be exempt from the California personal income tax.



  Individual unitholders of the Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California Law. Distributions from the Tax-Exempt California Portfolio which are attributable to sources other than those described in the second preceding sentence will generally be taxable to such unitholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Capital gains that are retained by the Portfolio will be taxed to that Portfolio, and California residents will receive no California personal income tax credit for such tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.



  Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate unitholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includable in income subject to the alternative minimum tax.


  Interest on indebtedness incurred or continued by unitholders to purchase or carry units of the Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.


  In addition, any loss realized by a unitholder of the Tax-Exempt California Portfolio upon the sale of units held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such units. Moreover, any loss realized upon the redemption of units within six months from the date of purchase of such units and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of units within thirty days before or after the acquisition of other units of the same Portfolio may be disallowed under the "wash sale" rules.



  New York City and State Taxation. Individual unitholders who are residents of New York State will be able to exclude for New York State income tax purposes that portion of the exempt-interest dividends properly designated as such from the Tax-Exempt New York Portfolio which is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt- interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual unitholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes.



  Long-term capital gains, if any, that are distributed by the Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents



  Unitholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

  This discussion of the tax treatment of the Portfolio and its unitholders is based on the tax laws in effect as of the date of this Statement of Additional Information.



                        ORGANIZATION AND CAPITALIZATION



  The Portfolios were reorganized from series of a Massachusetts business Trust as part of Goldman Sachs Trust, a Delaware business trust, by a Declaration of Trust dated January 28, 1997 on April 30, 1997.



  The Act requires that where more than one class or series of units exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of units into one or more classes of units. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of up to three classes of units of each of the Portfolios: ILA Units, ILA Administration Units and ILA Service Units. In addition, the Trustees have authorized a fourth and fifth class of units, ILA Class B Units and ILA Class C Units, with respect to the Prime Obligations Portfolio. The Trustees have also authorized Cash Management Shares of the Prime Obligations Portfolio, Money Market Portfolio, Government Portfolio, Tax-Exempt Diversified Portfolio, Tax-Exempt California Portfolio and Tax-Exempt New York Portfolio.



  Each ILA Unit, ILA Administration Unit, ILA Service Unit, ILA Class B Unit, ILA Class C Unit and Cash Management Share of a Portfolio represents an equal proportionate interest in the assets belonging to that Portfolio. It is contemplated that most units (other than ILA Class B or Class C Units) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the units or another organization designated by such bank or institution. ILA Class B and Class C Units generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Funds of the Goldman Sachs mutual funds. ILA Units may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution's investors. ILA Administration Units may be purchased for accounts held in the name of an investor or an institution that provides certain account administration services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange ILA Administration Units. ILA Administration Units of each Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Units. ILA

Service Units may be purchased for accounts held in the name of an institution that provides certain account administration and unitholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange ILA Service Units, responding to customer inquiries and assisting customers with investment procedures. ILA Service Units bear the cost of service fees at the annual rate of up to .40 of 1% of the average daily net assets of such Units. ILA Class B Units of the Prime Obligations Portfolio are sold subject to a contingent deferred sales charge of up to 5.0% and ILA Class C Units are sold subject to a contingent deferred sales charge of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Units are sold through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Units bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to ILA Class B and Class C Units, respectively. ILA Class B and Class C Units also bear the cost of an Authorized Dealer Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Units. Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and shareholder liaison services to its customers, including maintenance of account records, processing orders to purchase, redeem and exchange Cash Management Shares, responding to customer inquiries and assisting customers with investment procedures. Cash Management Shares bear the cost of service fees at the annual rate of up to .50 of 1% of the average daily net assets of such shares. Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at an annual rate of .50% of the average daily net assets attributable to Cash Management Shares.



  It is possible that an institution or its affiliates may offer different classes of units to its customers and thus receive different compensation with respect to different classes of units of the same Portfolio. In the event a Portfolio is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of units of the Portfolio. ILA Administration Units, ILA Service Units, ILA Class B Units, ILA Class C Units and Cash Management Shares each have certain exclusive voting rights on matters relating to their respective plans. Units of each class may be exchanged only for Units of the same class in another Portfolio or, in the case of the Prime Obligations Portfolio, shares of the corresponding class of certain other mutual funds sponsored by Goldman Sachs. Except as described above, the six classes of units are identical. Certain aspects of the Units may be altered, after advance notice to unitholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.


  Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of Rule 18f-2.



  When issued units are fully paid and non-assessable. In the event of liquidation, unitholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such unitholders. All units entitle their holders to one vote per unit, are freely transferable and have no preemptive subscription or conversion rights.



  The Trust is not required to hold annual meetings of unitholders and does not intend to hold such meetings. In the event that a meeting of unitholders is held, each unit of the Trust will be entitled, as determined by the Trustees, either to one voter for each unit or to one vote for each dollar of net asset value represented by such units on all matters presented to unitholders including the election of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Unitholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of unitholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the units entitled to vote at such meetings. The unitholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.



  The Declaration of Trust provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.



  The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.



  The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.



  The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.



  The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other

Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Prime Obligations Portfolio were Duquesne Capital Management, Inc., 2579 Washington Rd. Ste. 322, Pittsburgh, PA 15241-2563 (____%); GS Capital Partners, L.P., 85 Broad Street, 10th Floor, New York, NY 10004-2434 (____%); and United Missouri Bank of Kansas City, PO Box 419692, Kansas City 64141-6692 (____%).



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Money Market Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (_____%) and Stone Street & Bridge Street Funds, 85 Broad Street, 4th Floor, New York, NY 10004-2434 (____%).

  As of _____________, the only holders of record of 5% or more of the outstanding units of the Treasury Obligations Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (_____%); Bank One Investment Advisors Corp., PO Box 710211, Columbus, OH, 43271-0211 (____%); and First National Bank of Omaha, PO Box 3128, Omaha, NE 68103-0128 (_____%).



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Treasury Instruments Portfolio were Bank of New York
(NCD), 1 Wall Street, 5th Floor, New York, NY 10286-0001 (_____%); Emerald Partners, 237 Park Avenue Ste. 801, New York, NY 10017-3142 (____%); Mid-America Bank of Louisville, PO Box 1101, Louisville, KY 40201 (____%); and Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (____%).



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Government Portfolio were Comerica Bank, PO Box 55-519, Detroit, MI 48255-0499 (____%); Morgan Stanley, 2 No. LaSalle Street, Ste. 500, Chicago, IL 60602 (_____%); Northern Trust, 50 South LaSalle Street, Chicago, IL 60675 (____%); United Missouri Bank of Kansas City, PO Box 419692, Kansas City, MO 64141-6692 (____%); and Wells Fargo Bank, 26610 Agoura Rd., Calabasas, CA 91302-1954 (____%).



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Tax-Exempt New York Portfolio were Acker Accounts, PO Box 800, New York, NY 10960 (____%); Bank of New York, 48 Wall Street, New York, NY 10286 (_____%); Marine Midland Bank, PO Box 4203, Buffalo, NY 14240 (____%); and Spears Benzak, 45 Rockefeller, 33rd Floor, New York, NY (____%).



  As of _____________, the only holders of record of 5% or more of the outstanding units of the Federal Portfolio were Bank of New York, 48 Wall Street, New York, NY 10286 (_____%); and Hillard Lyons Trust Co., PO Box 32760, Louisville, KY 40232-2760 (____%).



UNITHOLDER AND TRUSTEE LIABILITY



  Under Delaware law, the unitholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a unitholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust unitholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of unitholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Portfolio or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a unitholder as a result of an obligation of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any unitholder for any act or obligation of the Portfolio and satisfy any judgment thereon. In view of the above, the risk of personal liability of unitholders is remote.



  In addition to the requirements set forth under the Declaration of Trust, the Trust provides that unitholders may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding units of the Portfolio, or 10% of the outstanding units of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such unitholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Unitholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.



  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.



                           CUSTODIAN AND SUBCUSTODIAN



  State Street Bank and Trust Company ("State Street") has been retained to act as custodian of the Portfolios' assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per unit of the Portfolios. Its mailing address is P.O. Box 1713, Boston, MA 02105. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.



                            INDEPENDENT ACCOUNTANTS


  ________________________, independent public accountants,
______________________________________, have been selected as auditors of the
Trust. In addition to audit services, ______ ____________ prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                         SERVICE AND DISTRIBUTION PLANS

SERVICE PLAN

  The Trust, on behalf of each Portfolio, has adopted a service plan (the "Plan") with respect to the Cash Management Shares, which authorizes the Portfolios to compensate Service Organizations for providing certain account administration and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plan, the Trust, on behalf of each Portfolio, enters into agreements with Service Organizations which purchase Cash Management Shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may perform some or all of the following services: (a) act, or arrange for another party to act as the recordholder and nominee for customers who beneficially own Cash Management Shares of a Portfolio, (b) maintain account records for customers who beneficially own Cash Management Shares, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem [and exchange] Cash Management Shares, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in Shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Cash Management Shares, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information, (h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization, (j) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust, (k) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of a Portfolio, (l) facilitate the inclusion of a Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through Service Organizations, (m) facilitate electronic or computer trading and/or processing in a Portfolio or providing electronic, computer or other database information regarding a Portfolio to Customers, and (n) develop, maintain and support systems necessary to support Cash Management Shares. As compensation for such services, the Trust on behalf of each Portfolio pays each Service Organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the Cash Management Shares of each Portfolio attributable to or held in the name of such Service Organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets.

  No Cash Management Shares were outstanding as of the fiscal year ended December 31, 1997.

  The Trust has adopted the Plan pursuant to Rule 12b-l under the Investment Company Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Investment Company Act. Rule 12b-l, which was adopted by the Securities and Exchange Commission under the Investment Company Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Cash Management Shares. However, should such payments be deemed by a court or the Securities and Exchange Commission to be distribution expenses, such payments would be duly authorized by the Plan.

  The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with the Trust, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Cash Management Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of the Portfolios. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and other financial institutions purchasing Cash Management Shares on behalf of their customers may be required to register as dealers pursuant to state law. Any such alteration or discontinuance of services could require the Trustees of the Trust to consider changing the Trust's method of operations or providing alternative means of offering Cash

Management Shares to customers of such Service Organizations, in which case the operation of the Trust, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of the Trust's operations would have any effect on the net asset value per unit or result in financial losses to any unitholder.

  Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Cash Management Shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities regulators are urged to consult legal advisers before investing fiduciary assets in Cash Management Shares.

DISTRIBUTION PLAN

  As described in the Prospectus, the Trust has also adopted, on behalf of each Portfolio, a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act with respect to Cash Management Shares. See "Distribution Plan" in the Prospectus.

  The compensation payable under the Distribution Plan with respect to each Portfolio may not exceed 0.50% per annum of the average daily net assets attributable to Cash Management Shares of that Portfolio. Currently, Goldman Sachs is limiting the fee payable by each Portfolio to 0.__% of average daily net assets attributable to Cash Management Shares. Goldman Sachs has no current intention of modifying or discontinuing such waivers and limitation, but may do so in the future at its discretion.

  Goldman Sachs may pay up to the entire amount of its fee under the Distribution Plan to Service Organizations or other institutions for providing services in connection with the sale of each Portfolio's Cash Management Shares. To the extent such fee is not paid to Service Organizations or institutions, Goldman Sachs may retain such fee as compensation for its services and expenses incurred in accordance with the Distribution Plan of distributing a Portfolio's Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

  The Distribution Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Goldman Sachs. If the Distribution Plan were terminated by the Trust's Board of Trustees and no successor plan were adopted, a Portfolio would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. [However, Goldman Sachs does not intent to make expenditures for which it may be compensation under the Distribution Plan at a rate that materially exceeds the rate of compensation received under the Plan.]

BOTH PLANS

  The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan and the Distribution Plan (the "Plans") or the related Service Agreements, voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on April __, 1998. They will remain in effect until ___________, 1999, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent thereunder without approval of the Cash Management shareholders of the affected Portfolio, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Cash Management Shares of the affected Portfolio. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Cash Management Shares of the affected Portfolio on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the Trust's Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and holders of Cash Management Shares of such Portfolios. The Trustee will review, at least quarterly, a written report of the services provided and amounts expended under the Plans and the purposes for which such services were performed and expenditures were made.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------



  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.



  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



  Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A categories. The modifier 1 indicates that the obligation ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the respective category.


Short-Term Ratings
------------------

------------------
           The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the portfolios taxable year end.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or repayment ability will often be evidenced by many of the following characteristics:



     .  Leading market positions in well established industries.



     .  High rates of return on funds employed.



     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.



     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.



     . Well established access to a range of financial markets and assured sources of alternate liquidity.



  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


State and Municipal Obligations
-------------------------------


  Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG" and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long- term risk. Symbols used will be as follows:



  MIG 1/VMIG 1 -- This designation denotes best quality enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.



  MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



  A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.



STANDARD & POOR'S RATINGS GROUP


Bond Ratings
------------


  AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



  PLUS (+) OR MINUS (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the category.



Short-Term Ratings
------------------


  A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



  A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



MUNICIPAL NOTES



  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating.

     Note rating symbols are as follows:


  SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.



  SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.



  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").



DUFF & PHELPS, INC.


Bond Ratings
------------


  AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



  AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



  Duff & Phelps applies modifiers, + and -, in the AA and A categories for long-term fixed income securities. The modifier + indicates that the security ranks in the higher end of the category: the modifier AA or A indicates a mid-range ranking; and the modifier - indicates that the issue ranks in the lower end of the category.



Short-Term Ratings
------------------


  D-1:  Commercial paper and certificates of deposit rated

Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are excellent and are supported by good fundamental protection factors. Risk factors are minor.



  D-2: Commercial paper and certificates of deposit rated Duff 2 are considered to have a good certainty of timely payment. Liquidity factors and company fundamentals are considered sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good and risk factors are small.

  Duff & Phelps applies a plus and minus rating scale, D-1+ , D- 1 and D-1- in the Duff 1 top grade category for short-term debt. The rating D-1+ indicates that the security has the highest certainty of timely payment, short-term liquidity, including internal operating fators and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating D-1 indicates a very high certainty of timely payment, liquidity factors are excellent and are supported by good fundamental protection factors and risk factors are minimal; and the rating D- 1- indicates a high certainty of timely payment, liquidity factors are strong and are supported by good fundamental protection factors and risk factors are very small.



FITCH IBCA, INC.



  AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be adversely affected by reasonably foreseeable events.



  AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



  A: Bonds which are rated A are considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments.



  Fitch IBCA applies plus (+) and minus (-) modifiers in the AA and A categories to indicate the relative position of a credit within the rating category.



  Fitch IBCA's short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations or up to three years for U.S. public finance securities.


  F1: Short-term debt obligations rated F-1 are considered to be of highest credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest capacity for timely payment may be denoted with a plus ("+") sign designation.



  F2: Short-term debt obligations rated F-2 are considered to be of good credit quality. Issues assigned this rating have a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as for issues assigned F1 ratings.



 IBCA LIMITED AND IBCA INC.



  A1: Short-term obligations rated A1 are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of A1+ is assigned.



  A2: Short-term obligations rated A2 are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.



 THOMSON BANKWATCH, INC.



AAA: The highest category; indicates an extremely high ability to repay principal and interest on a timely basis.



  AA:            The second highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk, compared to issues rated in the highest category.



  A: The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



Ratings from AAA through A may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.



The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less.

  TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.



  TBW-2: The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  Financial Statements

          Not Applicable

(b)  Exhibits

     The following exhibits are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as initially filed (Reference A); to Pre-Effective Amendment No. 1 to such Registration Statement (Reference B); to Post-Effective Amendment No. 1 to such Registration Statement (Reference
     C); to Post-Effective Amendment No. 2 to such Registration Statement (Reference D); to Post-Effective Amendment No. 4 to such Registration Statement (Reference F); to Post-Effective Amendment No. 12 to such Registration Statement (Reference M); to Post-Effective Amendment No. 14 to such Registration Statement (Reference O); to Post-Effective Amendment No. 15 to such Registration Statement (Accession No. 0000950130-95-002856); to Post-Effective Amendment No. 16 to such Registration Statement (Reference
     Q); to Post-Effective Amendment No. 17 to such Registration Statement (Reference R); to Post-Effective Amendment No. 19 to such Registration Statement (Reference T); to Post-Effective Amendment No. 20 to such Registration Statement (Reference U); to Post-Effective Amendment No. 21 to such Registration Statement (Reference V); to Post-Effective Amendment No. 23 to such Registration Statement (Reference X); to Post-Effective Amendment No. 24 to such Registration Statement (Reference Y); to Post-Effective Amendment No. 25 to such Registration Statement (Accession No. 0000950130-95-000628); to Post-Effective Amendment No. 26 to such Registration Statement (Accession No. 0000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No.0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 33 to such Registration Statement (Accession No. 0000950130-97-0001867); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); and to Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000-950130-98-000676)

     The following exhibits are incorporated herein by reference to Goldman Sachs Equity Portfolios, Inc.'s Registration Statement on Form N-1A as initially filed (Reference A*); to

     Post-Effective Amendment No. 1 to such Registration Statement filed on September 28, 1990 (Reference C*); to Post-Effective Amendment No. 9 to such Registration Statement filed on April 1, 1993 (Reference G*); to Post-Effective Amendment No. 11 to such Registration Statement filed on March 31, 1994 (Reference I*); to Post-Effective Amendment No. 14 to such Registration Statement filed on November 30, 1995 (Reference L*); to Post-Effective Amendment No. 16 to such Registration Statement filed on March 31, 1995 (Reference M*); and Post-Effective Amendment No. 17 to such Registration Statement filed on May 31, 1995 (Reference N*).

     The following exhibits are incorporated herein by reference to Goldman Sachs Money Market Trust's Registration Statement on Form N-1A as filed. Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form S-5 (Reference B**); to Registrant's Proxy Statement dated May 6, 1981 (Reference C**); to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (Reference E**); to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (Reference F**); to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (Reference I**); to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (Reference J**); to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (Reference K**); to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (Reference M**); to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (Reference N**); to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (Reference O**); to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (Reference P**); to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (Reference R**); to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (Reference S**); to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (Reference U**); to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (Reference Z**); and to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (Reference AA**).

     1(a). Agreement and Declaration of Trust. (Accession No. 0000950130-97-000573)

     1(b). Amendment No. 1 to Agreement and Declaration of Trust. (Accession No. 0000950130-97-004495)

     1(c). Amendment No. 2 to Agreement and Declaration of Trust. (Accession No. 0000950130-97-004495)

     1(d). Amendment No.3 dated January 28, 1997 to the Agreement and Declaration of Trust. (Accession No. 0000950130-98-000676)

     1(e). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676)

     2.        By-laws of the Delaware business trust.  (Accession No.
               0000950130-97-000573)

     3.        Not applicable.

     4.        Not applicable.

     5(a). Management Agreement dated April 30, 1997 between Registrant on behalf of Goldman Sachs Short Duration Government Fund and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676)

     5(b). Management Agreement dated April 30, 1997 between Registrant on behalf of Goldman Sachs Adjustable Rate Government Fund and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676)

     5(c). Management Agreement dated April 30, 1997 between Registrant on behalf of Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     5(d). Management Agreement dated April 30, 1997 between Registrant on behalf of Goldman Sachs Core Fixed Income Fund and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     5(e). Management Agreement dated January 28, 1998 on behalf of the Registrant and Goldman Sachs Asset Management, Goldman Sachs Funds Management L.P. and Goldman Sachs Asset Management International. (Accession No. 0000950130-98-000676)

     5(f). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     5(g). Management Agreement dated April 30, 1997 between the Registrant on behalf of Goldman Sachs - Institutional Liquid Assets and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676)

     6. Distribution Agreement dated April 30, 1997 as amended October 21, 1997 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495)

     7.        Not applicable.

     8(a). Custodian Agreement between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856)

     8(b). Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company. (Reference
               B)

     8(c). Fee schedule relating to the Custodian Agreement between Registrant and State Street Bank and Trust Company. (Reference
               C)

     8(d). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495)

     8(e). Letter Agreement between Registrant and State Street Bank and Trust pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Reference C)

     8(f). Amendment dated August, 1989 to the Wiring Agreement among State Street Bank and Trust Company, Goldman, Sachs & Co. and The Northern Trust Company relating to the indemnification of The Northern Trust Company. (Reference D)

     9(a). Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856)

     9(b). Fee schedule relating to the Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. (Reference B)

     9(c). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495)

     10.       Opinion of Drinker Biddle and Reath.  (Accession No. 0000950130-
               97-004495)

     10(a). Opinion of Morris, Nichols, Arsht & Tunnell - (Accession No. 0000950130-97-001846).

     12.       Not applicable.

     13.       Subscription Agreement with Goldman, Sachs & Co. (Reference B)

     14.       Not applicable.

     15(a). Class A Plan of Distribution pursuant to Rule 12b-1 dated January 28, 1998. (Accession No. 0000950130-98-000676)

     15(b). Class B Plan of Distribution pursuant to Rule 12b-1 dated January 28, 1998. (Accession No. 0000950130-98-000676)

     15(c). Class C Plan of Distribution pursuant to Rule 12b-1 dated January 28, 1998. (Accession No. 0000950130-98-000676)

     16.       Schedule for Computation of Performance Data. (Reference V)

     18(a). Plan entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-95-000628)

     19. Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Sringer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805)

     19(a). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676)

     The following exhibit relating to Goldman Sachs Trust is filed herewith electronically pursuant to EDGAR rules:



5(b). Advisory Agreement between Registrant and Goldman, Sachs & Co., filed as Exhibit A.

5(d). Consent dated June 20, 1987 to change in duties under the Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co.

5(i). Consent pursuant to paragraph 1 of each Advisory Agreement and Distribution Agreement regarding Treasury Instruments, Tax-Exempt New Jersey and Tax-Exempt New York Portfolio

8(a). Custodian Agreement between Registrant and State Street Bank and Trust Company, filed as Exhibit 1(e)

8(b). Letter-agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(c) .

8(c). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit 8(a)

8(d). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(f)

8(f). Letter Agreement dated March 28, 1983 between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(d)

8(g). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g)

8(h). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h)

8(i). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i)

8(j). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement

            Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges

8(k). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company

8(l). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company amending the

            Custodian Agreement

8(m). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company

8(n). Letter Agreement between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters

8(o). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company .

8(p). Amendment dated September 15, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company

15(d). Form of Distribution Plan Pursuant to Rule 12b-1 for Cash Management Shares.

15(e).      Form of Service Plan for Cash Management Shares .


17(k). Letter Agreement dated May 1, 1998 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
            -------------------------------------------------------------

Not Applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES.
            --------------------------------
                                                        Number of
Title of Class                                          Record Holders
--------------                                          --------------
Treasury Obligations Portfolio
   ILA Units                                                   726
   ILA Administration Units                                     82
   ILA Service Units                                             5
Treasury Instruments Portfolio
   ILA Units                                                   297
   ILA Administration Units                                     31
   ILA Service Units                                             7
Federal Portfolio
   ILA Units                                                 2,891
   ILA Administration Units                                    581
   ILA Service Units                                           109
Government Portfolio
   ILA Units                                                 1,397
   ILA Administration Units                                     62
   ILA Service Units                                             5
Prime Obligations Portfolio

   ILA Class A                                    27
   ILA Units                                     749
   ILA Class B                                   108
   ILA Class C                                    20
   ILA Administration Units                       80
   ILA Service Units                             588
Money Market Portfolio
   ILA Units                                     724
   ILA Administration Units                      894
   ILA Service Units                               3
Tax-Exempt Diversified Portfolio
   ILA Class A                                    53
   ILA Units                                   2,477
   ILA Administration Units                       19
   ILA Service Units                              16
Tax-Exempt California Portfolio
   ILA Units                                     976
   ILA Administration Units                        1
   ILA Service Units                               1
Tax-Exempt New York Portfolio
   ILA Units                                     241
   ILA Administration Units                       61
   ILA Service Units                               1
Financial Square Treasury Obligations Fund
   FST Shares                                    372
   FST Administration Shares                     113
   FST Service Shares                            639
   FST Preferred Shares                            6
Financial Square Prime Obligations Fund
   FST Shares                                    432
   FST Administration Shares                     177
   FST Service Shares                            296
   FST Preferred Shares                            8
Financial Square Government Fund
   FST Shares                                    233
   FST Administration Shares                     204
   FST Service Shares                             91
   FST Preferred Shares                            6
Financial Square Money Market Fund
   FST Shares                                    529
   FST Administration Shares                     293
   FST Service Shares                            151
   FST Preferred Shares                           21
Financial Square Tax-Free Money Market Fund
   FST Shares                                    290
   FST Administration Shares                      46
   FST Service Shares                             77
   FST Preferred Shares                            4
Financial Square Treasury Instruments Fund
   FST Shares                                    138
   FST Administration Shares                      10
   FST Service Shares                              7
   FST Preferred Shares                            1
Financial Square Federal Fund

   FST Shares                                      223
   FST Administration Shares                        43
   FST Service Shares                              151
   FST Preferred Shares                              6
Financial Square Municipal Money Market Fund
   FST Shares                                        0
   FST Administration Shares                         0
   FST Service Shares                                0
   FST Preferred Shares                              0
Financial Square Premium Money Market Fund
   FST Shares                                       39
   FST Administration Shares                         2
   FST Service Shares                                2
   FST Preferred Shares                              2
Goldman Sachs Short Duration Government Fund
   Class A                                         107
   Class B                                          37
   Class C                                          24
   Institutional Shares                            342
   Administration Shares                            52
   Service Shares                                    3
Goldman Sachs Adjustable Rate Government Fund
   Class A                                         406
   Institutional Shares                            421
   Administration Shares                            20
   Service Shares                                    2

Goldman Sachs Short Duration Tax-Free Fund
 Class A                                           101
   Class B                                          12
   Class C                                          10
   Institutional Shares                            129
   Administration Shares                             3
   Service Shares                                    0

Goldman Sachs Core Fixed Income Fund
 Class A                                           273
   Class B                                          92
   Class C                                          52
   Institutional Shares                            217
   Administration Shares                            50
   Service Shares                                    2

Goldman Sachs Global Income Fund
   Class A                                       3,322
   Class B                                         391
   Class C                                          75
   Institutional Shares                             51
   Service Shares                                    4

Goldman Sachs Government Income Fund
   Class A                                       1,483
   Class B                                         461
   Class C                                         106

   Institutional Shares                              5
   Service Shares                                    1
Goldman Sachs Municipal Income Fund
   Class A                                       1,599
   Class B                                          74
   Class C                                          19
   Institutional Shares                              2
   Service Shares                                    1
Goldman Sachs High Yield Fund
   Class A                                       1,650
   Class B                                         567
   Class C                                         213
   Institutional Shares                              0
   Service Shares                                    0
Goldman Sachs Capital Growth Fund
   Class A                                      37,639
   Class B                                       3,149
   Class C                                         397
   Institutional Shares                             10
   Service Shares                                    5
Goldman Sachs CORE U.S. Equity Fund
   Class A                                      17,004
   Class B                                       3,996
   Class C                                         340
   Institutional Shares                             33
   Service Shares                                    8
Goldman Sachs Small Cap Value Fund
   Class A                                      21,605
   Class B                                       4,014
   Class C                                         497
   Institutional Shares                             10
   Service Shares                                    5
Goldman Sachs International Equity Fund
   Class A                                      28,731
   Class B                                       5,489
   Class C                                         279
   Institutional Shares                             50
   Service Shares                                   12
Goldman Sachs Growth and Income Fund
   Class A                                      58,617
   Class B                                      19,916
   Class C                                       1,687
   Institutional Shares                             36
   Service Shares                                   15
Goldman Sachs Asia Growth Fund
   Class A                                       9,297
   Class B                                         733
   Class C                                          93
   Institutional Shares                              8
   Service Shares                                    3
Goldman Sachs Balanced Fund
   Class A                                       6,578
   Class B                                       1,524
   Class C                                         392

   Institutional Shares                             11
   Service Shares                                    6
Goldman Sachs Mid Cap Equity Fund
   Class A                                       3,338
   Class B                                       1,982
   Class C                                         406
   Institutional Shares                             43
   Service Shares                                    6
Goldman Sachs CORE Large Cap Growth Fund
   Class A                                       1,812
   Class B                                         901
   Class C                                         204
   Institutional Shares                             17
   Service Shares                                    7
Goldman Sachs Emerging Markets Equity Fund
   Class A                                         160
   Class B                                          16
   Class C                                          16
   Institutional Shares                             13
   Service Shares                                    5
Goldman Sachs CORE Small Cap Equity Fund
   Class A                                         761
   Class B                                         424
   Class C                                         181
   Institutional Shares                             11
   Service Shares                                    5
Goldman Sachs CORE International Equity Fund
   Class A                                         589
   Class B                                         278
   Class C                                         114
   Institutional Shares                             12
   Service Shares                                    5
Goldman Sachs Real Estate Securities Fund
   Class A                                           0
   Class B                                           0
   Class C                                           0
   Institutional Shares                              0
   Service Shares                                    0
Goldman Sachs Income Strategy Portfolio
   Class A                                          37
   Class B                                          19
   Class C                                          10
   Institutional Shares                              1
   Service Shares                                    1
Goldman Sachs Growth & Income Strategy Portfolio
   Class A                                         168
   Class B                                         109
   Class C                                          61
   Institutional Shares                              2
   Service Shares                                    1

Goldman Sachs Growth Strategy Portfolio
   Class A                                         181
   Class B                                          99

   Class C                                          57
   Institutional Shares                              2
   Service Shares                                    1
Goldman Sachs Aggressive Growth Strategy Portfolio
   Class A                                          71
   Class B                                          50
   Class C                                          31
   Institutional Shares                              1
   Service Shares                                    1

(Information supplied as of February 1, 1998)


ITEM 27. INDEMNIFICATION
         ---------------

Article III of the Declaration of Trust of Goldman Sachs Trust, the Delaware business trust, provides for indemnification of the Trustees, offices and agents of the Trust, subject to certain limitations. The Declaration of Trust is filed as Exhibit 1.

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are filed as Exhibits 5(a) through 5(g);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997 and Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. dated July 15, 1991 each provides that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of such Agreements were filed as Exhibits 6 and 9(a), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Money Market Trust, Goldman Sachs Equity Portfolios, Inc., Trust for Credit Unions, The Benchmark Funds, Goldman Sachs Variable Insurance Trust and The Commerce Funds and Goldman, Sachs & Co. insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which are hereby incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.
         ----------------------

(a). Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Benchmark Funds and The Commerce Funds.

(b). Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

                       GOLDMAN SACHS EXECUTIVE COMMITTEE


     Name and Principal
     Business Address                    Position
     ----------------                    --------

     Jon S. Corzine (1)                  Chief Executive Officer
     Robert J. Hurst (1)                 Managing Director
     Henry M. Paulson, Jr. (1)           Chief Operating Officer
     John A. Thain (1)(3)                Chief Financial Officer
     John L. Thornton (3)                Managing Director
     Roy J. Zuckerberg (2)               Managing Director
     _______________________

     (1)  85 Broad Street, New York, NY 10004
     (2)  One New York Plaza, New York, NY 10004
     (3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,
          England

(c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
          --------------------------------

The Declaration of Trust, By-laws, minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

ITEM 31. MANAGEMENT SERVICES
         -------------------

Not applicable.

ITEM 32.  UNDERTAKINGS
          ------------

(a) The Portfolios undertake to furnish each person to whom a prospectus is delivered with the latest Annual Report.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration Statement has duly caused this Post-Effective Amendment No. 43 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 2nd day of March, 1998.


GOLDMAN SACHS TRUST
(A Delaware business trust)

By: Michael J. Richman
    ------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                                  TITLE                  DATE
----                                  -----                  ----
*Douglas C. Grip                      President and
 ---------------                      Trustee                March 2, 1998
 Douglas C. Grip

*Scott M. Gilman                      Principal Accounting
 ---------------                      Officer And Principal
 Scott M. Gilman                      Financial Officer      March 2, 1998

*David B. Ford                        Trustee                March 2, 1998
 -------------
 David B. Ford

*Mary Patterson McPherson             Trustee                March 2, 1998
 ------------------------
 Mary Patterson McPherson

*Ashok N. Bakhru                      Trustee                March 2, 1998
 ---------------
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                March 2, 1998
 -------------
 Alan A. Shuch

*Jackson W. Smart                     Trustee                March 2, 1998
 ----------------
 Jackson W. Smart, Jr.

*John P. McNulty                      Trustee                March 2, 1998
 ---------------
 John P. McNulty

*William H. Springer                  Trustee                March 2, 1998
 -------------------
 William H. Springer

*Richard P. Strubel                   Trustee                March 2, 1998
 ------------------
 Richard P. Strubel
 Richard P. Strubel                                          March 2, 1998

*By:Michael J. Richman
    ------------------
    Michael J. Richman,
    Attorney-In-Fact

        * Pursuant to a power of attorney previously filed.

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

5(b). Advisory Agreement between Registrant and Goldman, Sachs & Co., filed as Exhibit A.

5(d). Consent dated June 20, 1987 to change in duties under the Advisory Agreement and Distribution Agreement between Registrant and Goldman, Sachs & Co.

5(i). Consent pursuant to paragraph 1 of each Advisory Agreement and Distribution Agreement regarding Treasury Instruments, Tax-Exempt New Jersey and Tax-Exempt New York Portfolio

8(a). Custodian Agreement between Registrant and State Street Bank and Trust Company, filed as Exhibit 1(e)

8(b). Letter-agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(c) .

8(c). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit 8(a)

8(d). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(f)

8(f). Letter Agreement dated March 28, 1983 between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(d)

8(g). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g)

8(h). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h)

8(i). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i)

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


8(j). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement

            Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company pertaining to a change in wire charges

8(k). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company

8(l). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement

8(m). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company

8(n). Letter Agreement between Registrant and State Street Bank and Trust Company pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters

8(o). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company .

8(p). Amendment dated September 15, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company

15(d). Form of Distribution Plan Pursuant to Rule 12b-1 for Cash Management Shares.

15(e).      Form of Service Plan for Cash Management Shares .

17(k). Letter Agreement dated May 1, 1998 between Registrant and State Street Bank and Trust Company amending the Custodian Agreement.

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